As filed with the Securities and Exchange Commission on May 1, 2002.

                                                      Registration No. 333-67003
                                                               File No. 811-9044
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                         -----------------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)
                            One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                         -----------------------------

                               D. Russell Morgan
                           Assistant General Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont  05604
                (name and complete address of agent for service)

                         -----------------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, DC  20004-2415
                         -----------------------------



        It is proposed that this filing will become effective:

  X     on May 1, 2002 pursuant to paragraph (b) of Rule 485
----

        60 days after filing pursuant to paragraph (a) of Rule 485
----


        on May 1, 2001 pursuant to paragraph (a) of Rule 485
----


                      ------------------------------


Title of Securities being registered: variable life insurance policies intended for the corporate market issued by a separate account.

        [PHOTO]                            SENTINEL BENEFIT PROVIDER
                                   A Variable Universal Life Insurance Policy
                                               Intended Primarily
                                            for the Corporate Market

                                                   PROSPECTUS


                                                Dated May 1, 2002


-------------------------------------------------------------------------------
                National Life Insurance Company - Home Office:
       National Life Drive, Montpelier, Vermont 05604 - 1-800-278-3413
                    National Variable Life Insurance Account
-------------------------------------------------------------------------------

    This Prospectus describes the Sentinel Benefit Provider Policy, a flexible premium variable universal life insurance policy offered by National Life Insurance Company. The policy has an insurance component and an investment component. Owners of policies can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives and you can increase or decrease the death benefit payable under your policy. You may also choose between two death benefit compliance tests at the time your policy is issued.

    We make certain deductions from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life. This separate account currently has thirty subaccounts, each of which buys shares of specific fund portfolios. The available funds are shown below.



------------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS         ALGER AMERICAN FUND               AMERICAN CENTURY VARIABLE             SCUDDER VIT FUNDS
TRUST                                                                PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                  GROWTH PORTFOLIO                  VP INCOME & GROWTH PORTFOLIO          EAFE(R) EQUITY INDEX FUND
MID CAP GROWTH FUND                LEVERAGED ALLCAP PORTFOLIO        VP VALUE PORTFOLIO                    EQUITY 500 INDEX FUND
SMALL COMPANY FUND                 SMALL CAPITALIZATION PORTFOLIO                                          SMALL CAP INDEX FUND
GROWTH INDEX FUND
MONEY MARKET FUND


NL Capital Management Inc.         Managed by Fred Alger             Managed by American Century           Managed by Bankers Trust
                                   Management, Inc                   Investment Management, Inc.           Company
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE       FIDELITY VARIABLE INSURANCE                                             INVESCO VARIABLE
GROWTH FUND, INC.                  PRODUCTS FUND                                                           INVESTMENT FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
SOCIALLY RESPONSIBLE GROWTH        OVERSEAS PORTFOLIO                                                      VIF - DYNAMICS FUND
FUND, INC.                         INVESTMENT GRADE BOND                                                   VIF - HEALTH SCIENCES
                                   PORTFOLIO                                                                     FUND
                                                                                                           VIF - TECHNOLOGY FUND

Managed by The Dreyfus                                                                                     Managed by INVESCO Funds
Corporation                        Managed by Fidelity Investments                                         Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II        MARKET STREET FUND                MORGAN STANLEY DEAN WITTER            NEUBERGER BERMAN
                                                                     UNIVERSAL INSTITUTIONAL FUNDS         ADVISERS MANAGEMENT
                                                                     INC.                                  TRUST
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES        BOND PORTFOLIO                    EMERGING MARKETS                      PARTNERS PORTFOLIO
     PORTFOLIO                     MANAGED PORTFOLIO                    EQUITY PORTFOLIO*
SMALL COMPANY PORTFOLIO                                              CORE PLUS FIXED INCOME PORTFOLIO**
                                                                     HIGH YIELD PORTFOLIO**
                                                                     U. S. REAL ESTATE PORTFOLIO*

                                                                     *Managed by Morgan Stanley Asset
                                                                     Management
Managed by J. P. Morgan            Managed by Market Street          **Managed by Miller Anderson &        Managed by Neuberger
Investment Management, Inc.        Investment Management Company     Sherrerd, LLP                         Berman Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE          STRONG OPPORTUNITY FUND II.
FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND II             OPPORTUNITY FUND II

Managed by Strong Capital          Managed by Strong Capital
Management, Inc.                   Management, Inc
------------------------------------------------------------------------------------------------------------------------------------



    The value in each subaccount will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the various funds; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund choices. They describe the investment objectives and the risks of the funds.

    The value of your policy will also reflects our charges which include cost of insurance charges, the policy administration charge, the mortality and expense risk charge, the separate account administration charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due.


    We recommend that you read this prospectus carefully. It may also be useful to keep it to refer to later. It may not be advantageous to purchase this policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It may also not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                                             PAGE
Summary Description of the Policy..............................................................1
         The Policy Offered....................................................................1
         The Separate Account..................................................................1
         Availability of Policy................................................................2
         The Death Benefit.....................................................................2
         Flexibility to Adjust Amount of Death Benefit.........................................2
         Account Value.........................................................................3
         Allocation of Net Premiums............................................................3
         Transfers.............................................................................3
         Free-Look Privilege...................................................................3
         Charges Assessed in Connection with the Policy........................................4
                  Summary of Policy Expenses...................................................4
                  Premium Loads................................................................6
                  Monthly Deductions...........................................................7
                  Daily Charges Against the Separate Account...................................7
                  Transfer Charge..............................................................7
                  Other Charges................................................................7
                  Allocation of Charges to the Subaccounts.....................................7
         Policy Lapse and Reinstatement........................................................7
         Enhancement to Cash Surrender Value in the Early Years................................8
         Loan Privilege........................................................................8
         Withdrawal of Net Account Value.......................................................8
         Surrender of the Policy...............................................................9
         Available Automated Fund Management Features..........................................9
         Tax Treatment.........................................................................9
         Illustrations of Death Benefits, Account Value and Net Cash Surrender Value...........9
National Life Insurance Company, The Separate Account, and The Funds...........................10
         National Life Insurance Company.......................................................10
         The Separate Account..................................................................10
         Sentinel Variable Products Trust......................................................11
                  Common Stock Fund............................................................11
                  Mid Cap Growth Fund..........................................................11
                  Small Company Fund...........................................................11
                  Growth Index Fund............................................................11
                  Money Market Fund............................................................11
         Alger American Fund...................................................................11
                  Alger American Growth Portfolio..............................................12
                  Alger American Leveraged AllCap Portfolio....................................12
                  Alger American Small Capitalization Portfolio................................12
         American Century Variable Portfolios, Inc.............................................12
                  VP Income & Growth Portfolio.................................................12
                  VP Value Portfolio...........................................................12
         Scudder VIT Funds.....................................................................13
                  EAFE(R) Equity Index Fund....................................................13
                  Equity 500 Index Fund........................................................13
                  Small Cap Index Fun..........................................................13
         Dreyfus Socially Responsible Growth Fund, Inc.........................................13
         Fidelity Variable Insurance Products Funds............................................14
                  VIP Overseas Portfolio.......................................................14
                  VIP Investment Grade Bond Portfolio..........................................14
         INVESCO Variable Investment Funds, Inc................................................14
                  VIF-Dynamics Fund............................................................15
                  VIF-Health Sciences Fund.....................................................15
                  VIF-Technology Fund..........................................................15


                                                                                             PAGE
         J. P. Morgan Series Trust II..........................................................15
                  International Opportunities Portfolio........................................15
                  Small Company Portfolio......................................................16
         Market Street Fund,...................................................................16
                  Bond Portfolio...............................................................16
                  Balanced Portfolio...........................................................16
         Morgan Stanley Universal Institutional Funds..........................................16
                  Emerging Markets Equity Portfolio............................................17
                  Fixed Income Portfolio.......................................................17
                  High Yield Portfolio.........................................................17
                  U. S. Real Estate Portfolio..................................................17
         Neuberger Berman Advisers Management Trust............................................17
                  Partners Portfolio...........................................................17
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund, Inc................18
                  Mid Cap Growth Fund II ......................................................18
                  Strong Opportunity Fund II...................................................18
         Resolving Material Conflicts..........................................................18
         Other Matters Relating to the Funds...................................................19
         Detailed Description of Policy Provisions.............................................19
         Death Benefit.........................................................................19
                  General......................................................................19
                  Federal Income Tax Law Compliance Test Options...............................19
                  Death Benefit Options........................................................20
                  Option A.....................................................................20
                  Option B.....................................................................21
                  Change in Death Benefit Option...............................................21
                  How the Death Benefit May Vary...............................................22
         Ability to Adjust Face Amount.........................................................22
                  Increase.....................................................................22
                  Decrease.....................................................................22
         How the Duration of the Policy May Vary...............................................23
         Account Value.........................................................................23
                  Determination of Number of Units for the Separate Account....................23
                  Determination of Unit Value..................................................23
                  Net Investment Factor........................................................23
                  Calculation of Account Value.................................................23
         Payment and Allocation of Premiums....................................................24
                  Issuance of a Policy.........................................................24
                  Amount and Timing of Premiums................................................24
                  Premium Limitations..........................................................25
                  Allocation of Net Premiums...................................................25
                  Transfers....................................................................25
                  Policy Lapse.................................................................26
                  Reinstatement................................................................26
         Enhancement to Cash Surrender Value in the Early Years................................26
Charges and Deductions.........................................................................26
         Premium Loads.........................................................................27
         Monthly Deductions....................................................................27
                  Cost of Insurance Charge.....................................................27
                  Cost of Insurance Rate.......................................................28
                  Rate Class...................................................................28
                  Cost of Term Insurance.......................................................28
                  Policy Administration Charge.................................................29
                  Underwriting Charge..........................................................29
         Mortality and Expense Risk Charge.....................................................29
         Separate Account Administration Charge................................................29
         Transfer Charge.......................................................................29


                                                                                             PAGE
         Other Charges.........................................................................29
         Possible Charge for National Life's Taxes.............................................30
Policy Rights and Privileges...................................................................30
         Loan Privileges.......................................................................30
                  General......................................................................30
                  Interest Rate Charged........................................................30
                  Allocation of Loans and Collateral...........................................30
                  Interest Credited to Amounts Held as Collateral..............................30
                  Effect of Policy Loan........................................................30
                  Loan Repayments..............................................................31
                  Lapse With Loans Outstanding.................................................31
                  Tax Considerations...........................................................31
         Surrender Privilege...................................................................31
         Withdrawal of Net Account Value.......................................................31
                  Option A.....................................................................31
                  Option B.....................................................................32
         Free-Look Privilege...................................................................33
         Transfer Right for Change in Investment Policy........................................33
         Available Automated Fund Management Features..........................................33
Other Policy Provisions........................................................................34
                  Indefinite Policy Duration...................................................34
                  Payment of Policy Benefits...................................................35
                  The Policy...................................................................35
                  Split Dollar Arrangements....................................................35
                  Assignments..................................................................36
                  Misstatement of Age and Sex..................................................36
                  Suicide......................................................................36
                  Incontestability.............................................................36
                  Dividends....................................................................36
                  Correspondence...............................................................36
                  Settlement Options...........................................................36
                  Payment of Interest Only.....................................................36
                  Payments for a Stated Time...................................................36
                  Payments for Life............................................................37
                  Payments of a Stated Amount..................................................37
                  Life Annuity.................................................................37
                  Joint and Two Thirds Annuity.................................................37
                  50% Survivor Annuity.........................................................37
Supplemental Term Insurance Rider..............................................................37
Federal Income Tax Considerations..............................................................37
         Introduction..........................................................................37
         Tax Status of the Policy..............................................................38
         Tax Treatment of Policy Benefits......................................................38
                  In General...................................................................38
                  Modified Endowment Contracts.................................................39
                  Distributions Other Than Death Benefits from Modified Endowment Contracts....39
                  Distributions Other Than Death Benefits from Policies that are not
                       Modified Endowment Contracts............................................39
                  Investment in the Policy.....................................................39
                  Policy Loan Interest.........................................................39
                  Multiple Policies............................................................40
                  Business Uses of the Policy..................................................40
                  Continuation Beyond Age 100..................................................40
         Special Rules for Employee Benefit Plans..............................................40

                                                                                             PAGE
         Possible Tax Law Changes..............................................................40
         Possible Charges for National Life's Taxes............................................40
Legal Developments Regarding Unisex Actuarial Tables...........................................41
Voting Rights..................................................................................41
Changes in Applicable Law, Funding and Otherwise...............................................42
Officers and Directors of National Life........................................................42
Distribution of Policies.......................................................................44
Policy Reports.................................................................................45
Third Party Administrator......................................................................45
State Regulation.............................................................................. 45
Experts........................................................................................45
Legal Matters..................................................................................46
Financial Statements...........................................................................46
Glossary.......................................................................................47
Appendix A-Illustration of Death Benefits, Account Values and
         Net Cash Surrender Values.............................................................A-1
Financial Statements...........................................................................F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                      SUMMARY DESCRIPTION OF THE POLICY

         You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the Insured is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on pages 47 to 50.

THE POLICY OFFERED

         The Sentinel Benefit Provider flexible premium variable universal life insurance policy offered by this Prospectus is issued by National Life. Its primary market is the corporate market. The policy allows you, subject to certain limitations, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage on the named insured person;

         (2) A cash surrender value; and

         (3) Surrender and withdrawal rights and policy loan privileges; and

         (4) A variety of additional insurance benefits.

          Life insurance is a long-term investment. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis.

         There is no fixed schedule for premium payments. You may, within limits, increase or decrease the Face Amount and, if you have selected the Guideline Premium Test to determine compliance with federal income tax law (see "Federal Income Tax Law Compliance Test Options", page 19), you may change the Death Benefit Option. The policy's value will fluctuate based on the investment results of the chosen fund portfolios, as well as other factors. The death benefit may also rise and fall, but not below the face amount as long as the policy remains in force.

         The failure to pay any particular amounts of premiums will not itself cause the policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the Policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges as they become due, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Minimum Monthly Premium).

THE SEPARATE ACCOUNT



         The National Variable Life Insurance Account is divided into subaccounts, thirty of which are available under this policy. Each of these subaccounts purchases shares of a designated corresponding Portfolio that is part of one of the following Funds: the Sentinel Variable Products Trust, the Alger American Fund, the American Century Variable Portfolios, Inc., the Scudder VIF Funds, the Dreyfus Socially Responsible Growth Fund, the Fidelity Variable Insurance Products Funds, the INVESCO Variable Investment Funds, Inc., the J.P. Morgan Series Trust II, the Market Street Fund, the Morgan Stanley Universal Institutional Funds., the Neuberger Berman Advisers Management Trust, and the Strong Variable Insurance Funds, Inc., and Strong

Opportunity Fund II There is no assurance that the investment objectives of a particular Portfolio will be met. You bear the entire investment risk on the value of your policy.

AVAILABILITY OF POLICY

         This Policy can be issued for Insureds with Issue Ages of at least
20. The insured person must be 85 years old or younger for policies underwritten on the basis of full medical underwriting (65 or younger for guaranteed issue and simplified issue). The Minimum Face Amount per Policy is $5000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy sold to an individual, is $50,000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the person to be insured meets certain underwriting standards satisfactory to us. The rate classes available are Male non-smoker, Female non-smoker, Unisex non-smoker, Male smoker, Female smoker, Unisex smoker, Male unismoker, female unismoker, and Unisex unismoker. For full medical underwriting cases, preferred and substandard rate classes may also apply. (See "Issuance of a Policy," Page 24.) In simplified issue cases, the application will ask 3 medical questions about the person to be insured.

THE DEATH BENEFIT

      As long as the Policy remains in force, we will pay the death benefit to the beneficiary when we receive proof of the insured person's death. When you purchase the policy, you must choose between two different death benefit compliance tests used to qualify the policy as life insurance under the Internal Revenue Code: the cash value accumulation test or the guideline premium test. Once chosen, the death benefit compliance test that applies to the Policy cannot be changed. If the Guideline Premium Test is chosen, then two death benefit options are available. Option A provides for the greater of
(a) the policy's face amount and (b) the Death Benefit Factor times the Cash Surrender Value. Option B provides for the greater of (a) the policy's face amount plus the Account Value and (b) the Death Benefit Factor times the Cash Surrender Value. (See "Death Benefit Options," Page 20). If the cash value accumulation test is chosen, only Option A is available. The total death benefit will be the amount provided for under Option A or Option B, plus any dividends payable and any coverage provided by the optional term rider, and minus any outstanding policy loans and accrued interest, and any unpaid monthly charges.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


         You will have the ability to increase or decrease the face amount of the policy. If you have elected the guideline premium test to qualify the policy as life insurance for federal income tax purposes, you will also be able to change the death benefit option from Option A to Option B, or from Option B to Option A. (See "Change in Death Benefit Option," Page 21, and "Ability to Adjust Face Amount," Page 22.) A change in death benefit options or in the face amount may have tax consequences.


         Any change in death benefit option or in the face amount may affect the charges under the policy. Any increase in the face amount will result in an increase in monthly charges, since the policy will be providing more insurance coverage. A decrease in face amount may also change the monthly deductions. (See "Cost of Insurance Charge," Page 27)

         If you have elected the guideline premium test and you request a decrease in face amount that would result in total premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not allow the decrease.

ACCOUNT VALUE

         The Account Value is the total amount of value held in your policy at any time. It equals the sum of the amounts held in the subaccounts of the separate account, plus amounts held in the Loan Account. (See "Calculation of Account Value," Page 23.)

         The Account Value in the separate account will reflect the investment performance of the chosen funds, any premiums paid, any transfers, any withdrawals, any loans, any loan repayments, any loan interest charged and any charges assessed on the policy. You bear the entire investment risk for amounts in the separate account. There is no guaranteed minimum for the portion of the Account Value in the separate account. Account Value in the separate account may be more or less than the premiums allocated to the separate account.

         The Account Value in the Loan Account will reflect any amounts transferred from the separate account as collateral for policy loans, plus interest at 4%. The Loan Account will be reduced by loan repayments. (See "Loan Privileges," Page 30.)

         The Account Value affects the death benefit and the level of cost of insurance charges.

ALLOCATION OF NET PREMIUMS

         Net premiums (that is, premiums you pay minus the deductions we make from premium payments) will generally go to the subaccounts of the separate account in accordance with the percentages you have specified, either in the application or as subsequently changed. Account Value cannot be allocated to more than ten subaccounts at any one time.



         Any net premiums received before the end of the "free look" period will go initially to the Money Market Subaccount. For this purpose we will assume that the free look period will end on the earliest of (a) the end of the tenth day following receipt of the Policy by you, if we receive at our Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy on or before that date; (b) the end of the day on which we receive at the Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days after the date the Policy is issued; or (c) the end of the 20th day following receipt of the Policy by the Owner. On the first Valuation Date on or after the earliest of the dates set forth above, the amount in the Money Market Subaccount (including investment experience) will go to each of the chosen subaccounts based on your chosen percentages. (See "Allocation of Net Premiums," Page 25.)



TRANSFERS

         You may transfer the amounts in the subaccounts of the separate account among the subaccounts on any business day. Transfer requests must be in writing and in a form acceptable to us. Currently you are allowed an unlimited number of transfers without charge. However, we may in the future impose a maximum charge of $25 on each transfer in excess of twelve transfers in any one year. (See "Transfers," Page 25.)

FREE-LOOK PRIVILEGE

         The policy provides for an initial "free-look" period, during which you may cancel the policy and receive a refund equal to the premiums paid on your policy. This free-look period ends on the later of the end of the tenth day after you receive the policy, or any longer period provided by state law. To cancel the policy, you must return the policy to National Life or to an agent of National Life within this period with a written request for cancellation. (See "Free-Look Privilege," Page 33.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

 Summary of Policy Expenses.

   Transaction Expenses

        Premium Loads (as a percentage of            Year 1: 13% of premiums
        premiums paid)...............................paid up to the Target Premium, 0.5% of premiums paid in excess of Target Premium; Years 2 to 7: 15% of
                                                     premiums paid up to Target Premium, 2.5% of premiums
                                                     paid in excess of Target Premium; and Years 8 and
                                                     thereafter: 5% of premiums paid up to Target Premium,
                                                     2.5% of premiums paid in excess of Target Premium;
                                                     in each case plus an amount equal to the state and
                                                     local premium taxes actually assessed by
                                                     the jurisdiction in which the insured person resides.

        Transfer Charge .............................Maximum charge is $25 for each transfer in excess of twelve transfers in any year.  However, there is no
                                                     current transfer charge

   Daily Charges
        Mortality and Expense Risk Charge............Maximum charge is 0.60% of Account Value in the separate account.

                                                     However, our current level of Mortality and
                                                     Expense Risk Charge is:
                                                     For years 1 - 7: 0.22% of Account Value in the separate
                                                     account per year
                                                     For years 8 -10: 0.12% of Account Value in the separate
                                                     account per year
                                                     For years 11-20: 0.02% of Account Value in the separate
                                                     account per year
                                                     For year 21 and thereafter: 0.00% of
                                                     Account Value in the separate account2
        Separate Account Administration
        Charge.......................................0.10% of Account Value in the separate account per year However, we currently intend to decrease this
                                                     charge to 0.07% of Account Value in the separate
                                                     account per year for years after year 20.

   Monthly Deductions
        Cost of Insurance Charge.....................Varies by age, sex, rate class-See below
        Policy Administration Charge.................Maximum charge is $96 per year
                                                     However, our current Policy Administration Charge
                                                     is $66 per year
        Underwriting Charge..........................$20 in the first year, $45 in each of years 2 - 5; only applies to policies issued on the basis of full medical
                                                     underwriting.
   Supplemental Term Insurance Rider
        Charge                                       Varies by age, sex, rate class-See below


Annual Charges of Underlying Funds (for the year ended December 31, 2001 and after expense reimbursement)a

                                                              Management           Other             Total
                                                              Fee, after         Expenses,         Expenses,
                                                                expense        after expense     after expense
                                                             reimbursement     reimbursement     reimbursement


Sentinel Variable Products Trust
      Common Stock Fund                                          0.21%             0.27%             0.48%
      Growth Index Fund                                          0.00%             0.60%             0.60%
      Mid Cap Growth Fund                                        0.36%             0.35%             0.71%
      Money Market Fund                                          0.09%             0.31%             0.40%
      Small Company Fund                                         0.13%             0.44%             0.57%
The Alger American Fund
      Alger American Growth Portfolio                            0.75%             0.06%             0.81%
      Alger American Leveraged AllCap                            0.85%             0.07%             0.92%
      Alger American Small Capitalization                        0.85%             0.07%             0.92%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                               0.70%             0.00%             0.70%
      VP Value Portfolio (b)                                     0.97%             0.00%             0.97%
Scudder VIT Funds (c)
      EAFE Equity Index                                          0.45%             0.20%             0.65%
      Equity 500 Index                                           0.20%             0.10%             0.30%
      Small Cap Index                                            0.35%             0.10%             0.45%
The Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares                                             0.75%             0.03%           0.78%(d)
Fidelity Variable Insurance Products
      Investment Grade Bond Portfolio                            0.43%             0.11%             0.54%
      Overseas Portfolio                                         0.73%             0.14%             0.87%
INVESCO Variable Investment Funds, Inc.
      VIF - Dynamics Fund                                        0.75%             0.33%             1.08%
      VIF - Health Sciences Fund                                 0.75%             0.31%             1.06%
      VIF - Technology Fund                                      0.75%             0.32%             1.07%
J.P. Morgan Series Trust II
      JPMorgan International Opportunities Portfolio             0.60%             0.60%             1.20%
      JPMorgan Small Company Portfolio                           0.60%             0.55%             1.15%
Market Street Fund
      Bond Portfolio                                             0.40%             0.28%             0.68%
      Balanced Portfolio                                         0.55%             0.27%             0.82%
Morgan Stanley, The Universal Institutional Funds, Inc.
      Emerging Markets Equity Portfolio                          0.98%             0.87%             1.85%
      Core Plus Fixed Income Portfolio                           0.39%             0.31%             0.70%
      High Yield Portfolio                                       0.47%             0.33%             0.80%
      U.S. Real Estate Portfolio                                 0.75%             0.35%             1.10%
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                         0.82%             0.05%             0.87%
Strong Variable insurance Funds, Inc.
      Mid Cap Growth                                             0.75%             0.44%             1.19%
Strong Opportunity Fund II                                       0.75%             0.35%             1.10%


(a) The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it.
(b) The fund has a stepped fee schedule, as assets increase the management fee generally decreases.
(c) The investment advisor, Deutsche Asset Management, Inc., has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at ay time.
(d) The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2001. Actual expenses in future years may be higher or lower than the figures given above.


         In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:


Sentinel VPT Common Stock                      0.47%         0.27%      0.74%
Sentinel VPT Growth Index                      0.30%         2.00%      2.30%
Sentinel VPT Mid Cap Growth                    0.49%         0.35%      0.84%
Sentinel VPT Money Market                      0.25%         0.31%      0.56%
Sentinel VPT Small Company                     0.50%         0.44%      0.94%
Scudder VIT Funds EAFE Equity Index            0.45%         0.35%      0.80%
Scudder VIT Funds Equity 500 Index             0.20%         0.11%      0.31%
Scudder  VIT Funds Small Cap Index             0.35%         0.28%      0.63%
Fidelity VIP Overseas Portfolio                0.73%         0.19%      0.92%(a)
Market Street Bond Portfolio                   0.40%         0.29%      0.69%
JPMorgan International Opportunities           0.60%         0.80%      1.40%
MS Emerging Markets Equity                     1.25%         0.87%      2.12%
MS Fixed Income                                0.40%         0.31%      0.71%
MS High Yield                                  0.50%         0.33%      0.83%
MS U.S. Real Estate                            0.80%         0.35%      1.15%
Strong Mid Cap Growth Fund II                  1.05%         0.31%      1.36%
Strong Opportunity Fund II                     1.05%         0.30%      1.35%

(a) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

        We anticipate that these reimbursement arrangements will continue, but there are no legal obligations to continue these arrangements for any particular period of time, except that a National Life affiliate has committed to the SEC to maintain the above expense reimbursement arrangements for Sentinel Variable Products Trust until December 31, 2002. If they are terminated, the affected portfolios' expenses may increase.

         Premium Loads. We will deduct a Premium Load from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge. The Distribution Charge is equal to, in the first year, 13% of the premiums paid during the year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In the second through seventh years, the Distribution Charge is equal to 15% of premiums paid during a year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in a year. After the seventh year, the Distribution Charge will be 5% of premiums paid during a year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in a year.

      The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in
the jurisdiction in which the insured person resides.   (See "Premium Loads,"
Page 27.)

         Monthly Deductions. Starting on the day the policy is issued and in each following month, we will assess the Cost of Insurance Charge, the Policy Administration Charge, and, for policies issued on the basis of full medical underwriting, the Underwriting Charge. Any applicable charge for the Term Rider will also be assessed monthly. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s). See "Cost of Insurance Charge," Page 27. The Policy Administration Charge is $5.50 per month, This Charge may be changed but is guaranteed never to be greater than $8.00 per month. (See "Policy Administration Charge," Page 29.)

      If a policy is issued with full medical underwriting. we will assess an Underwriting Charge each month in the first five years. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge. (See "Underwriting Charge", Page 29.)

      Daily Charges Against the Separate Account. We will assess a daily charge for our assumption of certain mortality and expense risks we accept on the Policy. The current annual rates are set forth below.

                For years 1 - 7: 0.22% of Account Value in the separate account For years 8 -10: 0.12% of Account Value in the separate account For years 11-20: 0.02% of Account Value in the separate account; and
                For year 21 and thereafter: 0.00% of Account Value in the separate account.

We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the separate account at all times. (See "Mortality and Expense Risk Charge," Page 29.)


         We also assess a daily separate account administration charge to cover the expense of separate account administration. The annual rate of this charge is 0.10% of Account Value in the separate account. National Life currently intends to reduce this charge to an annual rate of 0.07% after year 20, but this cost reduction is not guaranteed, and will be continued only if our expense experience with the Policies justifies it. (See "Separate Account Administration Charge", page 29.)


      Transfer Charge. Currently you are allowed an unlimited number of transfers without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we reserve the right to impose in the future a charge of up to $25 for each transfer in excess of twelve transfers in any year. (See "Transfer Charge," Page 29.)

      Other Charges. The subaccounts of the separate account purchase shares of the funds at net asset value, which reflects management fees and expenses deducted from the assets of the funds.


      We pay compensation to broker-dealers who sell the Policies.  (See
"Distribution of Policies,", Page   ).


      Allocation of Charges to the Subaccounts. All of the above charges will be allocated to the subaccounts of the separate account based on the proportion that each subaccount's value bears to the total Account Value in the separate account.

POLICY LAPSE AND REINSTATEMENT

      During the first five Policy Years, a policy will not lapse if premiums in a specified amount (defined in the Glossary as the Cumulative Minimum Monthly Premium) have been paid, no matter what happens to the value of the policy. If, however, the specified premiums have not been paid or the policy is more than five years old, and the policy's value is not enough to pay the monthly charges as they become due, the policy will lapse after a 61-day grace period unless a sufficient premium is paid.

      You may reinstate a lapsed policy at any time within five years after the beginning of the grace period, if you meet certain conditions, including providing evidence of insurability satisfactory to us and the payment of a sufficient premium. (See "Reinstatement," Page 26.)


ENHANCEMENT TO CASH SURRENDER VALUE IN THE EARLY POLICY YEARS

      During the first five Policy Years, Cash Surrender Values will be enhanced, to the extent described on page of this Prospectus. You do not directly pay for these enhancements. We do. We intend to recover these enhancements through charge-backs of distribution expenses paid to the broker-dealer who sold the Policy. These enhancements are not guaranteed, however.



LOAN PRIVILEGE

      You may borrow against the policy. The maximum amount of all loans is the Net Account Value less three times the next monthly deduction, and less the loan interest due until the next policy anniversary. Policy loans and repayments may be taken or made on any business day.


         Policy loans will bear interest which we have now set at the following fixed rates:

                  For years 1 - 7: 4.47%
                  For years 8 - 10: 4.37%
                  For years 11 - 20: 4.27%
                  For year  21 and thereafter: 4.22%.

         These interest rates are not guaranteed, however, we may in the future return to higher interest rates, but not to exceed the following fixed rates:

                  For years 1 - 7: 4.60%
                  For years 8 - 10: 4.50%
                  For years 11 - 20: 4.40%
                  For year  21 and thereafter: 4.35%.


      Interest is payable at the end of each policy year. If interest is not paid when due, it will be added to the outstanding loan balance. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered we will deduct policy loans and accrued interest from the proceeds otherwise payable.

         When you take a policy loan, we will hold Account Value in the Loan Account as collateral for the Policy loan. We will take Account Value from the subaccounts of the separate account in proportion to the values in the subaccounts. Account Value held in the Loan Account as collateral will earn interest at an effective annual rate of 4%. (See "Loan Privileges," Page 30.)

         Loans may cause a policy to lapse, depending upon the investment performance of the Account Value and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse of a policy with loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 38.)

WITHDRAWAL OF NET ACCOUNT VALUE

         After the first policy anniversary, you may request a withdrawal of Net Account Value on any business day. The withdrawal amount will be taken from the subaccounts of the separate account in proportion to the values in the subaccounts. If the guideline premium test for federal tax law compliance and death benefit option A are in effect, we will reduce the face amount of the policy by an amount equal to the lesser of (a) the amount of the withdrawal and (b) the excess of the face amount plus any term insurance amount provided by the Term Rider, divided by the Death Benefit Factor, over the Cash Surrender Value just after the withdrawal, but in any case not less than zero. If death benefit option B is in effect, the withdrawal will not decrease the face amount. If the cash value accumulation test is in effect, the withdrawal will result in a decrease in the face amount plus any term insurance amount provided by the Term Rider of an amount equal to the withdrawal amount times 1.00327374 (See "Withdrawal of Net Account Value," Page 31)

         If a requested withdrawal would reduce the face amount below $5000, the withdrawal will not be allowed.

SURRENDER OF THE POLICY

         You may at any time fully surrender your policy and receive the Net Cash Surrender Value, if any, which will take into account any outstanding policy loans and accrued interest (See "Surrender Privilege," Page 31.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 33.

TAX TREATMENT

         We believe that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the
Section 7702 definition of a life insurance contract. Assuming that a policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of value under your policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 38.)

         Under certain circumstances, a policy may be treated as a "Modified Endowment Contract." If a policy is a Modified Endowment Contract, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 38.)

         If a policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 39.)

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUE AND NET CASH SURRENDER VALUE

         Illustrations of how investment performance of the separate account may cause the death benefit, the Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you to understand the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option or death benefit compliance test, and generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

      The following detailed description of the policy uses certain precise terms which are capitalized. These terms have the meanings set out in the Glossary, on pages 47 to 50.


            NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                AND THE FUNDS.

NATIONAL LIFE INSURANCE COMPANY



         National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Sentinel Benefit Provider policy offered by this Prospectus (the "Policy") and its assets support the Policy's benefits. On December 31, 2001, National Life's consolidated assets were over $10.1 billion. (See "Financial Statements," Page F-1.)




THE SEPARATE ACCOUNT

         The National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985 under the provisions of the Vermont Insurance Law. It is a separate investment account to which assets are allocated to support the benefits payable under the Policies, other variable life insurance policies National Life currently issues, and other variable life insurance policies National Life may issue in the future.

         The Separate Account's assets are the property of National Life. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that National Life may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be chargeable with liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. In addition to the net assets and other liabilities for the Policies (and other policies), the Separate Account's net assets include amounts derived from expenses charged to the Policies (and the other policies) by National Life which it currently holds in the Separate Account, and may in the future include amounts held to support other variable life insurance policies issued by National Life. From time to time these additional amounts will be transferred in cash by National Life to its general account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under Federal securities laws.


         You may choose among the Subaccount options described below. However, a Policy may not allocate Account Value to more than ten Subaccounts at any one time. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Fund portfolio.



         The Separate Account purchases and redeems shares of the portfolios at net asset value. The Separate Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Separate Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.



         Before choosing to allocate your net premium payments and Account Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the portfolios.



         Not all portfolios may be available in all states or in all markets.

       SENTINEL VARIABLE PRODUCTS TRUST


    The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust.



    The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.


         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.


         NL Capital Management, Inc. ("NLCM") manages each of the Funds of Sentinel Variable Products Trust. NLCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLCM is a wholly owned subsidiary of National Life.







      ALGER AMERICAN FUND


      The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund.

      The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.


      Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


      Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.



      Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

      The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.






AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


      The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.



      The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.


      VP VALUE. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


         VP INCOME & GROWTH. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.




      The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.

SCUDDER VIT FUNDS


         The Separate Account has three Subaccounts which invest exclusively in shares of funds of Scudder VIT Funds. Scudder VIT Funds is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a fund of Scudder VIT Funds.


         The Scudder VIT Equity 500 Index Subaccount, the Scudder VIT Small Cap Index Subaccount and the Scudder VIT EAFE(R) Equity Index Subaccount of the Separate Account invest in shares of the Equity 500 Index Fund, the Small Cap Index Fund and the EAFE(R) Equity Index Fund, respectively, of Scudder VIT Funds.



         The investment objectives of the funds of Scudder VIT Funds in which the Subaccounts invest are set forth below.



         The EAFE(R) Equity Index Fund seeks to match, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International
(MCSI) EAFE(R) Index ("EAFE(R) Index") which emphasizes stocks of companies in major markets in Europe, Australia and the Far East performance. The investment adviser attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

         The Equity 500 Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large U.S companies. The investment adviser invests in a statistically selected sample of the securities found in the S&P 500 Index.

         The Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the "Russell 2000 Index"), which emphasizes stocks of small U.S. companies. The investment adviser invests in a statistically selected sample of the securities found in the Russell 2000 Index.


      The EAFE(R) Equity Index Fund, the Equity 500 Index Fund, and the Small Cap Index Fund and, are managed by Deutsche Asset Management, Inc.





  THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.


       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.

         The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.




       FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

The Separate Account has two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Funds (the "VIP Funds"). The VIP Funds are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Funds.


         The Overseas Portfolio and the Investment Grade Bond Portfolio of the VIP Funds are managed by Fidelity Management and Research Company ("FMR"). FMR has entered into a sub-advisory agreement with Fidelity International Investment Advisors for the Overseas Portfolio.


         The investment objectives of the Portfolios of the VIP Funds in which the Subaccounts invest are set forth below.


         Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 80% of the Portfolio's assets in non-U.S. securities. FMR normally invests the Portfolio's assets primarily in common stocks.


      Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).




       INVESCO VARIABLE INVESTMENT FUNDS, INC.

       The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds,
  Inc.:

       INVESCO VIF - Dynamics Fund
       INVESCO VIF - Health Sciences Fund
       INVESCO VIF - Technology Fund

       INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds.



       The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.



         INVESCO VIF - DYNAMICS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

         INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

         INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.



       The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.



      J.P. MORGAN SERIES TRUST II



       The Separate Account has one Subaccount which invests exclusively in shares of the JPMorgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of JPMorgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.




      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.

         JPMorgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

        JPMorgan SMALL COMPANY PORTFOLIO. Seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its assets in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion, typically represented by the Russell 2000 Index. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

         The JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.




      MARKET STREET FUND



         The Bond and Balanced Subaccounts of the Separate Account invest in shares of Market Street Fund, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund.



         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below.



         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers.



         The Balanced Portfolio. The Balanced Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.



         Market Street Investment Management Company ("MSIM") serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the subadviser for the Bond Portfolio is Western Asset Management Company.



      MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS



       The Variable Account has four Subaccounts which invests exclusively in shares of the following four series of The Morgan Stanley Universal Institutional Funds, Inc.:

       Emerging Markets Equity Portfolio
       Core Plus Fixed Income Portfolio (formerly Fixed Income Portfolio) High Yield Portfolio
       U.S. Real Estate Portfolio



       The Universal Institutional Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a multiple series of shares.



       The investment objectives of The Universal Institutional Funds, Inc. Portfolios in which the Subaccounts invest are set forth below.


       Emerging Markets Equity Portfolio. This Portfolio seeks long term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

         Core Plus Fixed Income Portfolio (formerly Fixed Income Portfolio). This Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

       High Yield Portfolio. This Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

       U.S. Real Estate Portfolio. This Portfolio above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


         The Universal Institutional Funds, Inc. Portfolios are managed by Morgan Stanley Investment Management Inc. Prior to May 1, 2002, the Fixed Income and High Yield Portfolios were managed by Morgan Stanley Investments, LP, formerly Miller Anderson & Sherrerd, LLP, an affiliate of Morgan Stanley Investment Management, Inc.


      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

      The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.


      The investment objectives of the Partners Portfolio are set forth below.


      Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.



STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


      The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company.



      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


         MID CAP GROWTH FUND II . This Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidcapTM Index at the time of investment.

         STRONG OPPORTUNITY FUND II, INC. This Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's Private Market Value.



      The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.




RESOLVING MATERIAL CONFLICTS

        The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Separate Account contain varying provisions regarding termination. In general, each party may terminate a participation agreement at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments. Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

         Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and National Life has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to National Life, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

        The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of owners of Policies with Account Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.
        In the event of a material conflict, National Life will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

OTHER MATTERS RELATING TO THE FUNDS


         We have entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested by National Life on behalf of the Separate Account and other separate accounts of National Life. These percentages may differ, and National Life may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services provided by National Life. The amount of this compensation with respect to the Policy during 2000, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:




-------------------------------------------------------------------------------------
                                                               Revenues National Life
           Fund                                    % of Assets Received During 2001
-------------------------------------------------- ----------- ----------------------
Alger American Fund                                    0.10%          $ 491.50
-------------------------------------------------- ----------- ----------------------
American Century Variable Portfolios, Inc.             0.20%          $1,182.11
-------------------------------------------------- ----------- ----------------------
Scudder VIT Funds                                      0.15%*         $ 558.29
-------------------------------------------------- ----------- ----------------------
Dreyfus Socially Responsible Growth Fund, Inc.         0.20%           $ 0.00
-------------------------------------------------- ----------- ----------------------
Fidelity VIP Funds                                     0.10%           $ 90.00
-------------------------------------------------- ----------- ----------------------
INVESCO Variable Investment Funds, Inc.                0.25%           $ 21.90
-------------------------------------------------- ----------- ----------------------
J.P. Morgan Series Trust II                            0.20%           $ 68.44
-------------------------------------------------- ----------- ----------------------
Morgan Stanley Universal Institutional Funds           0.25%           $ 0.00
-------------------------------------------------- ----------- ----------------------
Neuberger Berman Advisers Management Trust             0.15%           $ 9.04
-------------------------------------------------- ----------- ----------------------
Strong VIF and Opportunity Fund II                     0.20%          $ 685.03
-------------------------------------------------- ----------- ----------------------




*0.13% with respect to the Equity 500 Index Fund.

These arrangements may change from time to time, and may include more Funds in the future.



         The investment objectives and policies of certain Portfolios of the Funds are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.


                  DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

         General. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. (See "Payment of Policy Benefits," Page 35.) The Death Benefit payable under Option A will be the greater of the Face Amount or the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the Death Benefit will be the greater of the Face Amount plus the Account Value on the date of death, or the Death Benefit Factor times the Cash Surrender Value on the date of death, in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

         Federal Income Tax Law Compliance Test Options. The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under section 7702 of the Internal Revenue Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding Policy loans and accrued interest, and any unpaid Monthly Deductions, must always be equal to or greater than the Cash Surrender Value multiplied by a certain percentage (the "Death Benefit Factor"). Thus, the Policy has been structured so that the Death Benefit may increase above the Face Amount in order to comply with the applicable test. The Death Benefit Factor for the Guideline Premium Test varies only by age, as shown below:

                     Death                             Death
      Attained Age   Benefit Factor    Attained Age    Benefit Factor
      ------------   --------------    ------------    --------------
      40 and under   250%              70              115%
      45             215%              75-90           105%
      50             185%              91              104%
      55             150%              92              103%
      60             130%              93              102%
      65             120%              94              101%
                                       95+             100%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

        The Death Benefit Factor for the Cash Value Accumulation Test varies by age and sex, and generally such Death Benefit Factors are different from those for the Guideline Premium Test. The Guideline Premium Test also imposes maximum premium limits, whereas the Cash Value Accumulation test does not.

        You must select and specify on the application which of the two federal tax death benefit compliance tests will apply. Once the Policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. You should take into account in considering the Guideline Premium Test that both Option A and Option B are available, and that it is possible to change from time to time between Option A and Option B. Since the selection of the federal tax death benefit compliance test depends on complex factors and may not be changed, prospective purchasers of the Policy should consult with a qualified tax adviser before making this election.


         In 2001 we began to use uni-smoke factors for purposes of testing compliance with section 7702, rather than the smoker distinct factors used previously.


      Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. Policies which use the Guideline Premium Test as the federal tax death benefit compliance test may select either Death Benefit Option A or Option B. You designate the Death Benefit Option in the application, and you may change it as described in "Change in Death Benefit Option," Page 21. Only Option A is available for Policies which use the Cash Value Accumulation Test as the federal tax death benefit compliance test.

      Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor, in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions.

      Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40, the Guideline Premium Test has been elected, and there is no Policy loan outstanding.

      Under Option A, a Policy with a Face Amount of $200,000 will generally have a Death Benefit of $200,000, assuming no Policy loans outstanding and no unpaid Monthly Deductions. The Death Benefit Factor for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or greater than 2.50 times the Cash Surrender Value, any time the Cash Surrender Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Cash Surrender Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Cash Surrender Value of $90,000 will have an Death Benefit of $225,000 (2.50 x $90,000, and a Cash Surrender Value of $150,000 will have an Death Benefit of $375,000 (2.50 x $150,000).

      Similarly, any time the Cash Surrender Value exceeds $80,000, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

      If the Cash Value Accumulation Test for tax compliance applies to a Policy, the Death Benefit Factors will be different but the above example otherwise applies.

      Option B. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Account Value and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor (shown in the table above), in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions. As noted above, Option B is only available for Policies on which the Guideline Premium Test has been elected.

      Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

      Under Option B, a Policy with a face amount of $200,000 will generally have an Death Benefit of $200,000 plus the Cash Surrender Value, assuming no Policy loans outstanding and no unpaid Monthly Deductions. Thus, for example, a Policy with a $50,000 Cash Surrender Value will have a Death Benefit of $250,000 ($200,000 plus $50,000). Since the applicable Death Benefit Factor is 250%, the Death Benefit will be at least 2.50 times the Cash Surrender Value. As a result, if the Cash Surrender Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Cash Surrender Value. Each additional dollar added to the Cash Surrender Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Cash Surrender Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000), and a Cash Surrender Value of $200,000 will yield a Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Cash Surrender Value exceeds $133,333, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount plus the Cash Surrender Value, the Death Benefit will be the Face Amount plus the Cash Surrender Value.

      At Attained Age 99, Option B automatically becomes Option A.

      Change in Death Benefit Option. After the first Policy Year, the Death Benefit Option in effect for Policies which have elected the Guideline Premium Test as the federal tax death benefit compliance test may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Anniversary on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Account Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Account Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

      On the effective date of the change, the Death Benefit, Account Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Account Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made..

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance (such limitations apply only to

Policies to which the Guideline Premium Test for federal income tax law compliance has been elected), we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 38.)


      How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Account Value in the following circumstances. The Death Benefit under Option A will vary with the Account Value whenever the Death Benefit Factor multiplied by the Cash Surrender Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Account Value and (b) the Cash Surrender Value multiplied by the Death Benefit Factor.



        Supplemental term insurance. As discussed in more detail under "Supplemental Term Insurance Rider" on page , we offer optional term insurance. This rider provides a death benefit upon death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy.



ABILITY TO ADJUST FACE AMOUNT

      Subject to certain limitations, you may increase or decrease the Policy's Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following our approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 38.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. The Face Amount, and any change in Face Amount, do not include any coverage provided by the Term Rider, if it has been elected.


         Increase. To obtain an increase in the Face Amount, you should submit an application for the increase. We reserve the right to require evidence satisfactory to us of the Insured's insurability, if the Net Amount at Risk would increase. For Policies issued on the basis of guaranteed issue underwriting, increases in Face Amount are limited to a maximum of 10% without medical underwriting. Automated annual increases in Face Amount of specified percentages or dollar amounts, or in the amount of premium payments, may be elected. You may not increase the Face Amount after the Insured's Attained Age 85 (Attained Age 65 in the case of guaranteed issue or simplified issue underwriting).


        On the effective date of an increase, and taking the increase into account, the Net Account Value must be greater than the Monthly Deductions then due. If the Net Account Value is not sufficient, the increase will not take effect until you make a sufficient additional premium payment to increase the Net Account Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 27.)

         Decrease. By providing a written request, you may decrease the Face Amount of the Policy. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $5000, or may not be less than the minimum amount for which the Policy qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

        A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

        For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Face Amount on the Date of Issue.

HOW THE DURATION OF THE POLICY MAY VARY

         The Policy will remain in force as long as the Net Account Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Account Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first five Policy Years the Policy will not lapse if, as of the Monthly Policy Date that the Net Account Value of the Policy first becomes insufficient to pay the charges, the Cumulative Minimum Monthly Premium has been paid. You have certain rights to reinstate the Policy, if it should lapse. (See "Reinstatement," Page 26.)

ACCOUNT VALUE


         The Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the Loan Account. In Policy Years one and two, the Cash Surrender Value is the Account Value reflecting the Distribution Charge Refund. In Policy Years 1 to 5 the Cash Surrender Value is the Account Value also reflecting the nonguaranteed enhancement, if applicable, described under "Enhancement of Cash Surrender Value in the Early Policy Years" on page .After the fifth Policy Anniversary, the Cash Surrender Value is equal to the Account Value. There is no guaranteed minimum for the Account Value in any of the Subaccounts of the Separate Account and, because the Account Value on any future date depends upon a number of variables, it cannot be predetermined.


         The Net Account Value and Net Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest, and charges assessed in connection with the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Date multiplied by the Net Investment Factor for that Subaccount on that Valuation Date.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charges for mortality and expense risks and for separate account administration will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 29, and "Charges and Deductions - Separate Account
Administration Charge," Page 29.)


         CALCULATION OF ACCOUNT VALUE. The Account Value is determined first on the date the Initial Premium is credited to the Policy and thereafter on each Valuation Date. On the date the Initial Premium is credited to the Policy, the Account Value will be the Net Premiums received, plus any earnings prior to that date, less the Monthly Deduction(s) due on such date. On each Valuation Date thereafter, the Account Value will be:


         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2)      The value attributable to the Policy in the Loan Account.

PAYMENT AND ALLOCATION OF PREMIUMS


         Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Initial Premium must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy is generally $5000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy owned by an individual, is $100,000.


         This Policy can be issued for Insureds with Issue Ages of at least
20. The maximum Issue Age for full medical underwriting is 85. The maximum Issue Age for guaranteed underwriting and simplified issue underwriting is 65. The Minimum Face Amount is $5000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the proposed Insured meet certain underwriting standards satisfactory to us. In simplified issue cases, the application will ask 3 medical questions about the Insured. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.


         The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.



         Amount and Timing of Premiums. Each subsequent premium payment must be at least $300. Subject to certain limitations described below, you have considerable flexibility in determining the amount and frequency of premium payments.

         At the time of application, you may select a Planned Annual Premium schedule, based on a periodic billing mode of annual payments. You may request us to send an annual premium reminder notice. You may change the Planned Annual Premium amount. Payments may be made by wire transfer or by check.


         You are not required to pay the Planned Annual Premiums in accordance with any specified annual schedule. You may pay premiums in any amount (subject to the $300 minimum and the limitations described in the next section), frequency and time period. Payment of the Planned Annual Premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Cumulative Minimum Monthly Premium, then the Policy will remain in force for at least 5 years). Instead, the duration of the Policy depends upon the Policy's Net Account Value. Thus, even if Planned Annual Premiums are paid, the Policy will lapse whenever the Net Account Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, and the Cumulative Minimum Monthly Premium has been paid).


        Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless we are notified in writing that the amount is to be applied as a loan repayment. No premium payments may be made after the Insured reaches Attained Age 99. However, loan repayments will be permitted after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount plus the Account Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Account Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.)

         Under either Death Benefit Option, if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         Premium Limitations. With regard to a Policy's inside build-up, in the case of Policies to which the Guideline Premium Test for federal income tax law compliance applies, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under such a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment.

        The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect such change. (See "Federal Income Tax Considerations," Page 37.)

       Unless the Insured provides satisfactory evidence of insurability, we reserve the right to limit the amount of any premium payment if it increases the Net Amount at Risk.

         For Policies to which the Cash Value Accumulation Test for federal income tax law compliance applies, the Internal Revenue Code does not provide any limits on premium payments in determining whether a policy qualifies as life insurance under the Code.


         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Loads. In the application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account. You may change these allocations at any time by written notice to the Third Party Administrator. The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office based on the allocation percentages then in effect.




         Any portion of the Initial Premium and any subsequent premiums received by National Life before the end of the free-look period will be allocated to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end on the earliest of (a) the end of the tenth day following receipt of the Policy by you, if we receive at our Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy on or before that date; (b) the end of the day on which we receive at the Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days after the date the Policy is issued; or (c) the end of the 20th day following receipt of the Policy by the Owner. On the earliest Valuation Date set forth above, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the allocation percentage set forth in the application for such Subaccount.


         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.


         Transfers. You may transfer the Account Value among the Subaccounts of the Separate Account on any business day by making a written transfer request to us. Transfer requests must be in a form acceptable to us. Transfers among the Subaccounts of the Separate Account are made as of the Valuation

Date on which the request for transfer is received at the office of the Third Party Administrator. You may transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount or Subaccounts. However, Account Value may not be allocated to more than ten Subaccounts at any one time.


         Currently an unlimited number of transfers is permitted without charge, and we have no current intent to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice to Policy Owners, to change this policy so as to deduct a transfer charge of up to $25 from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers effected on the same Valuation Date are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of the transfer right for change of investment policy, and the reallocation from the Money Market Subaccount following the free look period after the date of the Policy is delivered, will not be subject to a transfer charge and will not count against the twelve free transfers in any Policy Year. Under present law, transfers are not taxable transactions.


         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Account Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid.

         The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, you would have to during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Net Account Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years after the beginning of the Grace Period by submitting evidence of the Insured's insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. Upon reinstatement, the Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The Policy Protection Period may not be reinstated.

         For Policies that are intended to be used in multiple employer welfare benefit plans established under Section 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "Section 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.


      Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

ENHANCEMENT TO CASH SURRENDER VALUE IN THE EARLY POLICY YEARS:

National Life currently provides enhancements to the Cash Surrender Values of the Policies during the first five Policy Years, to the extent shown below. National Life intends to recover these enhancements through charge-backs of distribution expenses. The enhancements are not guaranteed, however. This enhancement is in addition to


POLICY YEAR                CASH SURRENDER VALUE ENHANCEMENT

    1         lesser of:       (w) 4% of the first year premium, or
                               (x) 2/3 of the total first year Distribution Charge

    2         sum of:
              (a) lesser of:   (w) 4% of the first year premium, or
                               (x) 2/3 of the total first year Distribution Charge; and
              (b) lesser of:   (y) 6% of second year premium or
                               (z) the second year Distribution Charge

    3         sum of:
              (a) lesser of:   (w) 4% of the first year premium, or
                               (x) 2/3 of the total first year Distribution Charge; and
              (b) lesser of:   (y) 6% of second year premium or
                               (z) the second year Distribution Charge

    4         60% of the sum of:
              (a) lesser of:   (w) 4% of the first year premium, or
                               (x) 2/3 of the total first year Distribution Charge; and
              (b) lesser of:   (y) 6% of second year premium or
                               (z) the second year Distribution Charge

    5         20% of the sum of:
              (a) lesser of:   (w) 4% of the first year premium, or
                               (x) 2/3 of the total first year Distribution Charge; and
              (b) lesser of:   (y) 6% of second year premium or
                               (z) the second year Distribution Charge


                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate National Life for (a) providing the insurance and other benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain mortality and other risks in connection with the Policy; and (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation. National

Life may realize a profit from any charges. Any such profit may be used for any purpose, including payment of distribution expenses.

PREMIUM LOADS

      A Premium Load will be deducted from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge.

       The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. For this purpose, the Target Premium equals 1.25 times the annual whole life premium which would be calculated for the Policy using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

      The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Currently Vermont-domiciled insurance companies are assessed a premium tax or a retaliatory tax on sales of life insurance in all states. Premium taxes generally range from 2% to 3.5%. Premium taxes may range up to 4% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky.

MONTHLY DEDUCTIONS

         Charges will be deducted from the Account Value on or as of the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components - (a) the Cost of Insurance Charge, (b) the Policy Administration Charge, (c) for Policies issued on the basis of full medical underwriting, the Underwriting Charge, and (d) for Policies containing a Term Rider, the charges associated with the Term Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account.

         Cost of Insurance Charge. The monthly Cost of Insurance Charge is calculated by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the Insured's age and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  (1) Net Amount At Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Death Benefit exceeds the Account Value. It measures the amount that National Life would have to pay in excess of the Policy's Account Value if the Insured died. The actual calculation uses the Death Benefit divided by 1.00327234 to take into account assumed monthly earnings at an annual rate of 4%. The Net Amount at Risk is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Account Value is first applied to the Face Amount on the Date of Issue. If the Account Value exceeds the Face Amount on the Date of Issue, the excess is then applied to any increases in Face Amount in the order such increases took effect.

      If the Net Amount at Risk increases, your monthly Cost of Insurance Charge will increase proportionately. The Net Amount at Risk may increase if, for example, the Death Benefit is based on the Face Amount and the Account Value decreases because of negative investment results. The Net Amount at Risk may also increase if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value and the Account Value rises because of positive investment results. The Net Amount at Risk may decrease in the opposite situations, and if it does, your monthly Cost of Insurance Charge will decrease proportionately.

                  (2) Cost of Insurance Rate. Policies may be issued

                           (a) after full medical underwriting of the proposed Insured,

                           (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

                           (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

                  Guaranteed Rates. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured's Attained Age, Rate Class, and the applicable 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table. If you are based in Montana you must generally select a "unisex" Rate Class.

                  Current Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on the Insured's Attained Age, Rate Class, underwriting method, and Duration. These current cost of insurance rates are set based on National Life's anticipated mortality experience. Generally rates are higher for an older insured, if the Insured is a smoker, or if the Insured is in a substandard rate class (usually because of a health issue). Generally rates are lower for insureds in a fully medically underwritten preferred rate class. Rates may also be higher for a Policy that has a longer Duration, compared to another Policy with identical characteristics and a shorter Duration. As noted above, rates for Policies issued on the basis of guaranteed issue or simplified issue will generally be higher. We periodically review the adequacy of our current cost of insurance rates and may adjust their level if our anticipated mortality experience changes. However, our cost of insurance rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Rate Class, underwriting method, and with Policies of the same Duration.

         A cost of insurance rate is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Face Amount on the Date of Issue (see "Rate Class", below). For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Death Benefit is based on the Cash Surrender Value times the Death Benefit Factor, the rate for the Rate Class for the Face Amount on the Date of Issue will be used for the amount of the Death Benefit in excess of the total Face Amount.

                  Rate Class. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into, for each of guaranteed issue, simplified issue, and full medical underwriting, male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex nonsmoker, unisex unismoker, male unismoker, and female unismoker Rate Classes. For full medical underwriting cases, preferred and substandard rate classes may also apply. Substandard, Smoker, male, guaranteed issue and simplified issue Rate Classes reflect higher mortality risks. The unisex Rate Classes are not available in certain states.

                  Cost of Term Insurance. For Policies which include the Term Rider, the cost of term insurance under the Rider will be the Supplemental Term Insurance Amount, divided by 1.00327234, times the same cost of insurance rates that apply to the Net Amount at Risk for the Face Amount.

                  Policy Administration Charge. The Policy Administration Charge, which is currently $5.50 per month, will be deducted from the Account Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Policy Administration Charge may be increased, but is guaranteed never to exceed $8.00 per month.

                  Underwriting Charge. Policies issued on the basis on full medical underwriting will be assessed an Underwriting Charge, deducted monthly as part of the Monthly Deduction. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge.

MORTALITY AND EXPENSE RISK CHARGE

         A daily Mortality and Expense Risk Charge will be assessed against the Separate Account. The current annual rates are set forth below for the various Policy Years of a Policy.

                For Policy Years 1 - 7: 0.22% of Account Value in the Separate Account

                For Policy Years 8 -10: 0.12% of Account Value in the Separate Account

                For Policy Years 11-20: 0.02% of Account Value in the Separate Account; and

                For Policy Year 21 and thereafter: 0.00% of Account Value in the Separate Account.

      We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the Separate Account at all times.


SEPARATE ACCOUNT ADMINISTRATION CHARGE


         A daily Separate Account Administration Charge is assessed against the Separate Account for our expenses incurred in connection with separate account administration. This daily charge is assessed at an annual rate of 0.10% of the Account Value in each Subaccount of the Separate Account. This charge is guaranteed not to increase. National Life currently intends to reduce the Separate Account Administration Charge for Policy Years after Policy Year 20 to 0.07% annually. This cost reduction is not guaranteed, however, and will be continued only if our expense experience with the Policies justifies it.




TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of up to $25 on each transfer in excess of twelve transfers in any Policy Year.

      If imposed, the transfer charge will be deducted from the Subaccounts based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account. All transfers effected on the same Valuation Date would be treated as one transfer transaction. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of the transfer right due to the change in investment policy of a Subaccount, or the initial reallocation of Account Values from the Money Market Subaccount to other Subaccounts, These transfers will not count against the twelve free transfers in any Policy Year.

OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.


         We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges
imposed under the Policies.  (See "Distribution of Policies", Page     ).


         More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

POSSIBLE CHARGE FOR NATIONAL LIFE'S TAXES

       At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life's general account. Any investment earnings on tax charges accumulated in the Separate Account will be retained by National Life.


                         POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

         General. You may, on any Valuation Date, borrow money from National Life using the Policy as the only security for the loan. The amount of these loans may not exceed the Policy's Net Account Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the next Monthly Policy Date. While the Insured is living, you may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to the Third Party Administrator. Loan proceeds will be paid within seven days of the Valuation Date on which a valid loan request is received at the office of the Third Party Administrator.


         INTEREST RATE CHARGED. We currently charge the following interest rates on Policy loans:

                  Policy Years 1 - 7 : 4.47% per year;
                  Policy Years 8 - 10: 4.37% per year;
                  Policy Years 11 - 20 : 4.27% per year; and
                  Policy Years 21 and thereafter: 4.22% per year.

         However, these interest rates are not guaranteed. We may in the future charge our guaranteed maximum interest rates of:

                  Policy Years 1 - 7: 4.60% per year;
                  Policy Years 8 - 10: 4.50% per year;
                  Policy Years 11 - 20 : 4.40% per year; and
                  Policy Years 21 and thereafter: 4.35% per year





      Interest is charged from the date of the loan and will be added to the loan balance at the end of the Policy Year and bear interest at the same rate. The tax treatment of preferred rate loans is uncertain (see "Tax Treatment of
Policy Benefits, Page   ).


         Allocation of Loans and Collateral. When a Policy loan is taken, Account Value is held in the Loan Account as Collateral for the Policy loan. Account Value is taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and hold the Collateral in the Loan Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         Interest Credited to Amounts Held as Collateral. We will credit the amount held in the Loan Account as Collateral with interest at an effective annual rate of 4%.

         Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Account Value, and may permanently affect the Death Benefit under the Policy. The effect on the Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts is less than or greater than the interest being credited on the amounts held as Collateral in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         Loan Repayments. We will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless it receives written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Loan Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Account Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 23 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 38.)


         Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 39.) The tax consequences associated with no or low cost Policy loans from a Policy that is not a modified endowment contract are unclear. A tax adviser should be consulted before taking out a Policy loan.


SURRENDER PRIVILEGE

         At any time before the death of the Insured, you may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan and accrued interest. The Net Cash Surrender Value will be determined by National Life on the Valuation Date it receives, at its Home Office or at the office of the Third Party Administrator, a written surrender request signed by the Owner, and the Policy. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to National Life. We will ordinarily mail surrender proceeds to you within seven days of receipt of the request. (See "Other Policy Provisions - Payment of Policy Benefits", Page 35.)

      A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 38).

WITHDRAWAL OF NET ACCOUNT VALUE

         Before the death of the Insured and on any Valuation Date after the first Policy Anniversary, you may withdraw a portion of the Policy's Net Account Value. The maximum Withdrawal is the Net Account Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction on the most recent Monthly Policy Date.

         The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option and federal tax death benefit compliance test in effect and whether the Death Benefit is based on the applicable Death Benefit Factor times the Cash Surrender Value. (See "Death Benefit Options," Page 20.)

         Option A. The effect of a Withdrawal on the Face Amount and Death Benefit under Option A and the Guideline Premium Test for tax law compliance is as follows:

                  If the Face Amount divided by the Death Benefit Factor times the Cash Surrender Value exceeds the Account Value just after the Withdrawal, a Withdrawal will reduce the Face Amount by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40, there is no indebtedness and there is no Term Insurance Amount. The applicable Death Benefit Factor is 250% for an Insured with an Attained Age under 40, if the Guideline Premium Test is in effect as the federal tax death benefit compliance test.

                  Under Option A, a Policy with a Face Amount of $300,000 and an Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a Withdrawal of $10,000 The Withdrawal will reduce the Account Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the Death Benefit Factor is $120,000 ($300,000 / 2.50), which exceeds the Account Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Face Amount will be reduced by $10,000 to $290,000.

                  If the Face Amount plus the Term Insurance Amount, divided by the applicable Death Benefit Factor times the Cash Surrender Value does not exceed the Cash Surrender Value just after the Withdrawal, then the Face Amount is not reduced. The Face Amount will be reduced by the lesser of such excess or the amount of the Withdrawal.

                  A decrease in total insurance coverage shall apply first to any Supplemental Term Insurance Amount provided by a Term Rider on this Policy, then to any increase in Face Amount in reverse order in which they were made, and then to the Face Amount on the Date of Issue.

                  Under Option A, a policy with a Face Amount of $300,000, an Account Value of $150,000, and no Term Insurance Amount will have a Death Benefit of $375,000 ($150,000 x 2.50). Assume that the Owner takes a Withdrawal of $10,000. The Withdrawal will reduce the Account Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable Death Benefit Factor is $120,000, which does not exceed the Account Value after the Withdrawal. Therefore, the Face Amount stays at $300,000 and the Death Benefit is $350,000 ($140,000 x 2.50).

         Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Death Benefit plus any outstanding Policy loans and any unpaid Monthly Deductions equals the Face Amount plus the Account Value, a Withdrawal will reduce the Account Value by the amount of the Withdrawal and thus the Death Benefit will also be reduced by the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000), assuming no outstanding Policy loans and no unpaid Monthly Deductions. Assume the Owner takes a Withdrawal of $20,000. The Withdrawal will reduce the Account Value to $70,000 ($90,000 - $20,000) and the Death Benefit to $370,000 ($300,000 +
           $70,000). The Face Amount is unchanged.

                  If the Death Benefit immediately prior to the Withdrawal is based on the applicable Death Benefit Factor times the Cash Surrender Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Account Value after deducting the amount of the Withdrawal and Withdrawal Charge and
           (b) the applicable Death Benefit Factor times the Cash Surrender Value after deducting the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Account Value of $210,000 will have a Death Benefit of $525,000 ($210,000 X 2.5), assuming no Policy loans outstanding and no unpaid Monthly Deductions. Assume the Owner takes a Withdrawal of $60,000. The Withdrawal will reduce the Account Value to $150,000 ($210,000 - $60,000), and the Death Benefit to the greater of (a) the Face Amount plus the Account Value, or $450,000 ($300,000 + $150,000) and (b) the
         Death Benefit based on the applicable Death Benefit Factor times the Cash Surrender Value, or $375,000 ($150,000 X 2.50). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

         If you have elected the Cash Value Accumulation Test for tax law compliance, a Withdrawal will decrease Face Amount by an amount equal to the amount withdrawn times 1.00327374.

         Because a Withdrawal can affect the Face Amount and the Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," 26.) Since a Withdrawal reduces the Net Account Value, the likelihood that the Policy will lapse is increased. (See "Policy Lapse," Page 26.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance under the Guideline Premium Test, we will not allow such Withdrawal.

        You may request a Withdrawal only by sending a signed written request to the Third Party Administrator. A Withdrawal will ordinarily be paid within seven days of the Valuation Date on which a valid Withdrawal request is received.

        A Withdrawal of Net Account Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 38.)

FREE-LOOK PRIVILEGE

         The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the later of the end of the 10th day after you receive the Policy, or any longer period provided by state law. To cancel the Policy, you must return the Policy to National Life or to an agent of National Life within this period with a written request for cancellation.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY

If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Account Value in such Subaccount to another Subaccount, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

       Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

       Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

       Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

       If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

                           OTHER POLICY PROVISIONS

       Indefinite Policy Duration. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time National Life will pay the Net Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Account Value, the Face Amount will automatically be decreased to the current Account Value. Also, at Attained Age 99 Option B automatically becomes Option A, and no premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Account Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

       Payment of Policy Benefits. You may decide the form in which Death Benefit proceeds will be paid. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

       Interest at the annual rate of 4% or any higher rate declared by us or required by law is paid on the Death Benefit from the date of death until payment is made.

       Any amounts payable as a result of surrender, will ordinarily be paid within seven days of receipt of written request at National Life's Home Office or the office of the Third Party Administrator in a form satisfactory to National Life. Any amounts payable as a result of a Withdrawal or Policy loan will ordinarily be paid within seven days of the Valuation Date on which such Withdrawal or Policy loan is validly requested.

       Generally, the amount of a payment will be determined as of the date of receipt by National Life or the Third Party Administrator of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of National Life policyholders.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are is satisfied that the check or draft has been paid by the bank upon which it was drawn.


         If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


       The Policy. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

       For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

       National Life does not impose any fee with respect to split dollar arrangements.

       The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.



       Assignments. You may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by us. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment may have tax consequences.


       Misstatement of Age and Sex. If it is found that the amount of any benefit provided by the Policy is incorrect because of misstatement as to age or sex (if applicable), the Account Value and the Death Benefit will be equitably adjusted on the basis of the correct facts. When adjusting the Account Value, the adjustment will take effect on the Monthly Policy Date on or next following the date we have proof to our satisfaction of such misstatement. When adjusting the Death Benefit the adjustment shall take effect as of the Monthly Policy Date preceding the date of death.

       Suicide. In the event of the Insured's suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), National Life's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

       If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

       Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the Insured person's death, the Death Benefit will be increased by dividends payable, if any.

       Correspondence. All correspondence to you will be deemed to have been sent to you if mailed to you at your last known address.

       Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

       Payment of Interest Only. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

       Payments for a Stated Time. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

       Payments for Life. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

       Payments of a Stated Amount. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

       Life Annuity. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

       Joint and Two Thirds Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

       50% Survivor Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

       We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                      SUPPLEMENTAL TERM INSURANCE RIDER

       At your option, the Term Rider, which is subject to the restrictions and limitations set forth in the Rider, may be included in a Policy. Election of the Term Rider will result in the Death Benefit including the Supplemental Term Insurance Amount. The charge for the Term Rider will be an amount included in the Monthly Deduction equal to the Supplemental Term Insurance Amount, divided by 1.00327234, times the cost of insurance rates which apply based on the Insured's then Attained Age, sex (if applicable) and Rate Class applicable to the Insured on the date of issue of the Term Rider. At issue, costs can be decreased by purchasing a higher Supplemental Term Insurance Amount through the use of the Term Rider, since there is no Target Premium associated with the Supplemental Term Insurance Amount, which may have the effect of reducing the Premium Loads. For Policies issued in the State of Florida, the Supplemental Term Insurance Rider is not available after age 95.


                      FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.


         In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

         Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

         Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


         If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


         Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with no or low cost Policy loans is less clear and a tax adviser should be consulted about such loans.


         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.


         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


         Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


         OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


         Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

         If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

         The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

         The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

         If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

             LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

       In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Special Rules For Employee Benefit Plans," Page 40) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.


                                VOTING RIGHTS

       All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act or other applicable law or governing documents to be approved or ratified by the shareholders of a mutual fund. National Life is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount of the Separate Account for which no timely instructions from Owners are received will be voted by us in the same proportion as those shares in that Subaccount for which instructions are received.

       Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions will be determined by dividing your Policy's Account Value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners vote.

       If required by state insurance officials, National Life may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, National Life may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors provided that National Life's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on National Life. If we do disregard voting instructions, we will advise you of that action and its reasons for such action in the next semi-annual report to you.

       Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

               CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

       The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, National Life reserves the right to proceed in accordance with any such laws or regulations.


       National Life also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to make changes in the form of the Separate Account, if in its judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example: (i) operating the Separate Account as a management company under the 1940 Act; (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required; (iii) combining or substituting separate accounts; (iv) transferring the assets of the Separate Account to another separate account; (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or (vi) making other technical changes in the Policy to conform with any action described herein; (2) if in its judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced); (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant (the new Subaccounts may not be available in all classes of Policies); and (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and (5) to modify the provisions of the Policies to comply with applicable laws. We have reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.


       If your Policy has Account Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you designate the Subaccount or Subaccounts to which the Account Value in the Subaccount to be eliminated should be transferred. If no such designation is received prior to the date of the elimination, then the Account Value in such Subaccount will be transferred to the Money Market Subaccount. In any case, if in the future a transfer charge is imposed or limits on the number of transfers or free transfers are established, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

                   OFFICERS AND DIRECTORS OF NATIONAL LIFE

       The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                     PRINCIPAL OCCUPATION
NAME AND POSITION                                    DURING THE PAST FIVE YEARS
-----------------                                    --------------------------
Patrick E. Welch                                     1997 to present - Chairman of the Board
      Chairman of the Board,                         and Chief Executive Officer; 1992 to 1997 -
      Chief Executive Officer                        Chairman of the Board, Chief Executive
                                                     Officer and President of GNA Corporation.



Robert E. Boardman                                   1994 to present - Chairman of Hickok &
      Director                                       Boardman Financial Network
                                                     1967 to present - President of Hickok & Boardman Realty, Inc.

Jeremiah E. Casey                                    Former Chief Executive Officer, USA Allied
      Director                                       Banks of Dublin, Ireland, 1989-1998

  Thomas H. MacLeay                                  1996 to 2001 - President and Chief Operating
         Director                                    Officer, National Life Insurance Company

A. Gary Shilling                                     1978 to present - President of A.
      Director                                       Gary Shilling & Company, Inc.

  Edward Bonach                                      2002 to present: Executive Vice President & Chief
      Executive Vice President                       Financial Officer; 1999 to 2001 -  President of Special
      & Chief Financial Officer                      Markets, Allianz Life Insurance Company; 1993 to
                                                     1999 - Chief Financial Officer, Allianz Life insurance
                                                     Company

Rodney A. Buck                                       2000 to present - Executive Vice President and Chief
      Executive Vice President &                     Investment Officer; 1996 to 2000 - Senior Vice
      Chief Investment Officer                       President and Chief Investment Officer;
                                                     1996 to present - Chairman, President & Chief
                                                     Executive Officer, NL  Capital Management , Inc.
                                                      ("NLCM"); 1998 to present - Chief Executive Officer -
                                                     Sentinel Advisors Company ("SAC"); 1987 to 1997 -
                                                     Senior Vice President -  SAC.

James A. Mallon                                      1998 to present:  Executive Vice President
      Executive Vice President                       & Chief Marketing Officer; 1996 to 1998:
      Chief Marketing Officer                        President & Chief Executive Officer - Integon
                                                     Life Insurance Corporation; 1993 to 1996: Senior Vice
                                                     President & Chief Marketing Officer - Commercial Union
                                                     Life Insurance Company of America.



Gregory H. Doremus                                   1998 to present:  Senior Vice President -
      Senior Vice President - New                    New Business & Customer Services; 1994 to
      Business & Customer Services                   1998 - Vice President - Customer Services.

Michele S. Gatto                                     1999 to present:  Senior Vice President &
      Senior Vice President &                        General Counsel; 1997 to 1999 -  Vice
      General Counsel                                President, General Counsel and Secretary,
                                                     Massachusetts Casualty Insurance Company;
                                                     1986 to 1997 - Vice President, Assistant
                                                     General Counsel, Assistant Secretary/
                                                     Treasurer, and other legal positions, The
                                                     Paul Revere Corporation.

Charles C. Kittredge                                 2000 to present:  Senior Vice President -
      Senior Vice President - Marketing              Marketing Development and Operations; 1997
      Development and Operations                     to  2000: Senior Vice President - Sales and
                                                     Distribution; 1993 to 1997: - Vice
                                                     President - Agency Financial Planning &
                                                     Services.


Wade H. Mayo                                         2000 to present: Senior Vice President;
      Senior Vice President                          1993 to present: President and Chief
                                                     Executive Officer - Life Insurance Company
                                                     of the Southwest ("LSW");  1996 to present:
                                                     President - LSW National Holdings, Inc. 1989
                                                     to present: President & Director - Insurance
                                                     Investors Life Insurance Company

Joseph A. Miller                                     2000 to present: Senior Vice President; 1997
      Senior Vice President                          to 2000: Vice President & Director of
                                                     Agencies; 1990 to 1997: Vice President -
                                                     Southern Regional Office

Michael A. Tahan                                     1998 to present: Senior Vice President &
      Senior Vice President &                        Chief Information Officer; 1991 to 1998 -
      Chief Information Officer                      First Vice President & Chief Information
                                                     Officer-Merrill Lynch Asset Management.

                           DISTRIBUTION OF POLICIES


      Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell National Life's variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, a Vermont corporation formed on October 7, 1968, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASDR Regulation describing its Public Disclosure Program. ESI is an indirect wholly-owned subsidiary of National Life. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.


      National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.




         Dealers are compensated for sales of the Policies by dealer concessions. During the first seven Policy Years, the gross dealer concession will not be more than 15% of the premiums paid up to the target Premium and 2.5% of the premiums paid in excess of the Target Premium. For Policy Years after Policy Year 7, the gross dealer concession will not be more than 5% of the premiums paid, up to the Target Premium, and 2.5% of the premiums in excess of the Target Premium. In addition, dealers will be paid amounts equal to 0.10% per annum of the Account Value in the Separate Account for the first twenty Policy Years, and 0.05% per annum of such amount thereafter. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives. The aggregate amounts of sales load received by ESI in connection with the Policies in 1999, 2000 and 2001 was $20,344, $267,763 and $349,854, respectively.

DIRECTORS AND OFFICERS OF ESI

         The directors of ESI are Patrick E. Welch and Rodney A. Buck, both of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:




         Kenneth R. Ehinger         President & Chief Executive Officer
         John M. Grab, Jr.          Senior Vice President & Chief Financial Officer
         Stephen A. Englese         Senior Vice President - Financial Products
         Gregory D. Teese           Vice President - Compliance
         Budd A. Shedaker           Assistant Vice President - Communications
         D. Russell Morgan          Counsel
         Sharon E. Bernard          Treasurer & Controller
         James K. McQueston         Secretary


The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

                                POLICY REPORTS

       Within 30 days after each Policy Anniversary, a statement will be sent to you describing the status of your Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Account Value, the amount held as Collateral in the Loan Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to you showing the status of your Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

       You will receive a semi-annual report containing the financial statements of each Fund in which your Policy has Account Value, as required by the 1940 Act.

                          THIRD PARTY ADMINISTRATOR

       McCamish Systems, LLC, which is located at 6425 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339, will act as administrator of the Policies on behalf of National Life.

                               STATE REGULATION

       National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                   EXPERTS

       The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

       Actuarial matters included in the Prospectus have been examined by Kiri Parankirinathan, A.S.A., M.A.A.A., President of Life Product Developers, Inc.

                                LEGAL MATTERS


         Sutherland Asbill & Brennan, LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.


         National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.



                             FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                   GLOSSARY

ACCOUNT VALUE                          The sum of the Policy's values in
                                       the Separate Account and the Loan
                                       Account.

ATTAINED AGE                           The Issue Age of the Insured plus
                                       the number of full Policy Years which
                                       have passed since the Date of Issue.

BENEFICIARY                            The person(s) or entity(ies) designated
                                       to receive all or some of the Death
                                       Benefit when the Insured dies. The
                                       Beneficiary is designated in the
                                       application or if subsequently changed,
                                       as shown in the latest change filed
                                       with National Life. The interest of any
                                       Beneficiary who dies before the Insured
                                       shall vest in the Owner unless
                                       otherwise stated.


CASH SURRENDER VALUE                   The Account Value of the Policy
                                       reflecting, in Policy Years 1 and
                                       2, the Distribution Charge Refund, and in
                                       Policy Years 1 to 5, the nonguaranteed
                                       enhancement during the first five Policy years described on page of this prospectus. The Cash Surrender Value is equal to the Account Value on the fifth
                                       Policy Anniversary and thereafter.




COLLATERAL                             The Account Value in the Loan Account
                                       which secures the amount of any Policy
                                       loan.

CUMULATIVE MINIMUM MONTHLY PREMIUM     The sum of the Minimum Monthly Premiums
                                       in effect on each Monthly Policy Date
                                       since the Date of Issue (including the
                                       current month).

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.


DATE OF ISSUE                          The date which is the first Monthly
                                       Policy Date which is set forth in the
                                       Policy Schedule A. It is used to
                                       determine Policy Years, Policy
                                       Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.


DEATH BENEFIT                          Under Option A, the greater of (a) the
                                       Face Amount or (b) the Death Benefit
                                       Factor times the Cash Surrender Value
                                       on the date of death; under Option B,
                                       the greater of (a) the Face Amount plus
                                       the Account Value on the date of death,
                                       or (b) the Death Benefit Factor times
                                       the Cash Surrender Value on the date of
                                       death; in each case plus any
                                       Supplemental Term Insurance Amount,
                                       less any outstanding Policy loan and
                                       accrued interest, and less any unpaid
                                       Monthly Deductions.

DEATH BENEFIT FACTOR                   A percentage specified in either the
                                       Cash Value Accumulation Test or the
                                       Guideline Premium Test for
                                       qualification of a Policy as life
                                       insurance under the Internal Revenue
                                       Code, which when multiplied by the Cash
                                       Surrender Value, must always be less
                                       than or equal to the Death Benefit plus
                                       any outstanding Policy loans, accrued
                                       interest thereon, and any unpaid
                                       Monthly Deductions, and minus any
                                       dividends payable and any Supplemental
                                       term Insurance Amount.

DEATH BENEFIT STANDARD                 The Death Benefit Factor multiplied by
                                       the Cash Surrender Value of the Policy
                                       on the date of the Insured's death,
                                       less the amount of any Monthly
                                       Deductions then due, and less any
                                       outstanding Policy loans plus accrued
                                       interest.

DISTRIBUTION CHARGE                    An amount deducted from each premium to
                                       cover the cost of distribution of the
                                       Policy. The Distribution Charge is
                                       equal to, in Policy Year 1, 13% of
                                       premiums paid during the Policy Year up
                                       to the Target Premium, and 0.5% of
                                       premiums paid in excess of the target
                                       premium during the Policy Year.  In
                                       Policy Years 2 through 7, the
                                       Distribution Charge is equal to 15% of
                                       premiums paid during a Policy Year up
                                       to the Target Premium, and 2.5% of
                                       premiums paid in excess of the Target
                                       Premium in any such Policy Year.  In
                                       Policy Years 8 and thereafter, the
                                       Distribution Charge will be 5% of
                                       premiums paid during a Policy Year up
                                       to the Target Premium, and 2.5% of
                                       premiums paid in excess of the Target
                                       Premium in any such Policy Year.

DISTRIBUTION CHARGE REFUND             An amount which will be added to
                                       Account Value as of the time of the
                                       applicable first year premium payments,
                                       to determine the proceeds payable to
                                       the Owner upon surrender during in
                                       Policy Years 1 or 2.  Such amount shall
                                       be equal to the lesser of (a) the
                                       Premium Loads on all premiums paid in
                                       the first Policy Year, less 2% of such
                                       premiums paid in the first Policy Year,
                                       or (b) one third of the Premium Loads
                                       paid on all premiums paid in the first
                                       Policy Year, plus 2% of such premiums,
                                       less the Premium Tax Charge.  The
                                       Distribution Charge Refund is zero at
                                       all times after the first Policy Year.

DURATION The number of full years the insurance has been in force; for the Face Amount on the Date of Issue, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                            The Face Amount of the Policy on the
                                       Date of Issue plus any increases in
                                       Face Amount and minus any decreases in
                                       Face Amount.

GRACE PERIOD                           A 61-day period measured from the date on
                                       which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment at least equal to three times the Monthly Deduction due the date when the Grace Period began, plus any Premium Loads.


HOME OFFICE                            National Life's Home Office at National
                                       Life Drive, Montpelier, Vermont 05604.

INSURED                                The person upon whose life the Policy
                                       is issued.

ISSUE AGE                              The age of the Insured at his or her
                                       birthday nearest the Date of Issue. The
                                       Issue Age is stated in the Policy.

LOAN ACCOUNT                           Account Value which is held in National
                                       Life's general account as Collateral
                                       for Policy loans.


MINIMUM FACE AMOUNT                    The Minimum Face Amount is $100,000.


MINIMUM INITIAL PREMIUM                The minimum premium required to issue a
                                       Policy. The Minimum Initial Premium per
                                       set of Policies purchased at the same
                                       time and associated with a corporation
                                       or its affiliates, a trust, or a
                                       partnership, is $50,000.

MINIMUM MONTHLY PREMIUM                An amount stated in the Policy, the
                                       payment of which each month will keep
                                       the Policy from entering a Grace Period
                                       during the Policy Protection Period.

MONTHLY DEDUCTION                      The amount deducted in advance from the
                                       Account Value on each Monthly Policy
                                       Date. It includes the Policy
                                       Administration Charge, the Cost of
                                       Insurance Charge, and, if applicable,
                                       the Underwriting Charge and the charge
                                       for the Term Rider.

MONTHLY POLICY DATE                    The day in each calendar month which is
                                       the same day of the month as the Date
                                       of Issue, or the last day of any month
                                       having no such date, except that
                                       whenever the Monthly Policy Date would
                                       otherwise fall on a date other than a
                                       Valuation Date, the Monthly Policy Date
                                       will be deemed to be the next Valuation
                                       Date.

NET ACCOUNT VALUE                      The Account Value of a Policy less any
                                       outstanding Policy loans and accrued
                                       interest thereon.

NET AMOUNT AT RISK                     The amount by which (a) the Death
                                       Benefit, plus any outstanding Policy
                                       loans and accrued interest, and plus
                                       any unpaid Monthly Deductions, and
                                       divided by 1.0032734 (to take into
                                       account earnings of 4% per annum solely
                                       for the purpose of computing Net Amount
                                       at Risk), exceeds (b) the Account
                                       Value.

NET CASH SURRENDER VALUE               The Cash Surrender Value of a policy
                                       less any outstanding Policy Loans and
                                       accrued interest thereon.

NET PREMIUM                            The remainder of a premium after the
                                       deduction of the Premium Loads.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

POLICY ADMINISTRATION CHARGE           A charge currently in the amount of
                                       $5.50 per month included in the Monthly
                                       Deduction, which is intended to
                                       reimburse National Life for ordinary
                                       administrative expenses. National Life
                                       reserves the right to increase this
                                       charge up to an amount equal to $8.00
                                       per month.

POLICY ANNIVERSARY                     The same day and month as the Date of
                                       Issue in each later year.

POLICY PROTECTION PERIOD               The first five years after the Date of
                                       Issue of a Policy during which the
                                       Policy will not lapse regardless of
                                       whether net Account value is sufficient
                                       to cover the Monthly Deductions,
                                       provided that premium payments at least
                                       equal to the Cumulative Minimum Monthly
                                       Premium have been paid.

POLICY YEAR                            A year that starts on the Date of Issue
                                       or on a Policy Anniversary.

PREMIUM LOADS                          A charge deducted from each premium
                                       payment, which consists of the
                                       Distribution Charge and the applicable
                                       Premium Tax Charge

PREMIUM TAX CHARGE                     A charge deducted from each premium
                                       payment to cover the cost of all
                                       applicable state and local premium
                                       taxes.

RATE CLASS                             The classification of the Insured for
                                       cost of insurance purposes.  The Rate
                                       Classes are: for each of guaranteed
                                       issue, simplified issue, and full
                                       medical underwriting, there are male
                                       non-smoker, female non-smoker, unisex
                                       non-smoker, male smoker, female smoker,
                                       unisex nonsmoker, unisex unismoker,
                                       male unismoker, and female unismoker.
                                       For full medical underwriting cases,
                                       preferred and substandard rate classes
                                       may also apply.

SUPPLEMENTAL TERM INSURANCE AMOUNT     Additional insurance coverage provided
                                       by the Term Rider, equal to, under Option
                                       A, the Term Insurance Amount stated in
                                       the Policy less any excess of (a) the
                                       Policy's Death Benefit Standard over (b) the Policy's Face Amount on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero. Under Option B, the Supplemental Term Insurance Amount is equal to the Term Insurance Amount stated in the Policy less any excess of
                                       (a) the Policy's Death Benefit Standard
                                       over (b) the Policy's Face Amount on
                                       the date of the Insured's death, plus
                                       the Account Value of the Policy on the
                                       date of the Insured's Death, less the
                                       amount of any Monthly Deductions then
                                       due, and less any outstanding Policy
                                       loans and accrued interest thereon, but
                                       not less than zero.


TARGET PREMIUM                         An amount equal to 1.25 times the
                                       annual whole life premium which would
                                       apply to a Policy calculated by using
                                       the applicable 1980 Commissioners
                                       Standard Ordinary Mortality Table and
                                       an interest rate of 3.5%.

TERM INSURANCE AMOUNT                  An amount stated in the Policy on which
                                       the Supplemental Term Insurance Amount
                                       is based.

TERM RIDER                             An optional benefit that may be
                                       included in a Policy at the owner's
                                       option, which provides additional
                                       insurance coverage in the form of the
                                       Supplemental Term Insurance Amount.

THIRD PARTY ADMINISTRATOR              The administrator of the Policy
                                       appointed by National Life, McCamish
                                       Systems, LLC, located at 6425 Powers
                                       Ferry Road, Third Floor, Atlanta,
                                       Georgia 30339.

VALUATION DATE                         Each day that the New York Stock
                                       Exchange is open for business other
                                       than the day after Thanksgiving and any
                                       day on which trading is restricted by
                                       directive of the Securities and
                                       Exchange Commission.  Unless otherwise
                                       indicated, whenever an event occurs or
                                       a transaction is to be effected on a
                                       day that is not a Valuation Date, it
                                       will be deemed to have occurred on the
                                       next Valuation Date.

VALUATION PERIOD                       The time between two successive
                                       Valuation Dates. Each Valuation Period
                                       includes a Valuation Date and any
                                       non-Valuation Date or consecutive
                                       non-Valuation Dates immediately
                                       preceding it.

WITHDRAWAL                             A payment made at the request of the
                                       Owner pursuant to the right in the
                                       Policy to withdraw a portion of the
                                       Policy's Net Account Value.

                                  APPENDIX A
                ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                        AND NET CASH SURRENDER VALUES

      The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross annual rate of 0%, 6% and 12%.


      The tables on Pages A-2 to A-10 illustrate a Policy issued to a male Insured, Age 40 in the full medical underwriting nonsmoker preferred Rate Class with a Face Amount of $250,000 and Planned Annual Premiums of $3,000 paid at the beginning of each Policy Year. The Death Benefits, Account Values and Net Cash Surrender Values would be lower if the Insured was in a smoker or substandard class, a guaranteed issue class or a simplified issue class, since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.


      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the applicable 1980 CSO Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Mortality and Expense Risk Charge and the Policy Administration Charge are at the current rates.


      The amounts shown in all tables reflect (1) the Mortality and Expense Risk Charge, (2) the Separate Account Administration Charge, and (3) an averaging of certain other asset charges described below that may be assessed under the Policy. The other asset charges reflected in the Current and Guaranteed illustrations equals an average of 0.84%. This total is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account. These asset charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges would have totalled an average of 1.00%. If the reimbursement agreements were discontinued, the Account Values and Net Cash Surrender Values of a Policy which allocates Policy Values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund and Portfolio expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.


         Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if the actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premiums.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, the Death Benefit compliance test, Face Amount and Planned Annual Premiums requested and the application of the Term Rider, if requested.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
CASH VALUE ACCUMULATION TEST                                        NONSMOKER


                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 0% (NET ANNUAL RATE OF RETURN OF -1.52% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, -1.15% FOR THE FIRST SEVEN YEARS, -1.05% FOR THE NEXT THREE YEARS, -0.95% FOR THE NEXT 10 YEARS, AND -0.90% FOR YEARS AFTER THE TWENTIETH YEAR)


                                        Guaranteed                                Current
            Premium       ------------------------                      -----------------
End of    Accumulated                        Cash                                           Cash
Policy    at 5% Int.        Account        Surrender        Death          Account        Surrender         Death
 Year      Per Year          Value           Value         Benefit          Value           Value          Benefit
 ----      --------          -----           -----         -------          -----           -----          -------

   1         3,150           1,834           1,982         250,000           2,343           2,492         250,000
   2         6,458           3,517           3,663         250,000           4,552           4,699         250,000
   3         9,930           5,134           5,134         250,000           6,686           6,686         250,000
   4        13,577           6,681           6,681         250,000           8,765           8,765         250,000
   5        17,406           8,158           8,158         250,000          10,794          10,794         250,000
   6        21,426           9,601           9,601         250,000          12,819          12,819         250,000
   7        25,647          10,964          10,964         250,000          14,792          14,792         250,000
   8        30,080          12,539          12,539         250,000          17,029          17,029         250,000
   9        34,734          14,023          14,023         250,000          19,209          19,209         250,000
  10        39,620          15,410          15,410         250,000          21,329          21,329         250,000
  11        44,751          16,695          16,695         250,000          23,407          23,407         250,000
  12        50,139          17,867          17,867         250,000          25,413          25,413         250,000
  13        55,796          18,909          18,909         250,000          27,332          27,332         250,000
  14        61,736          19,811          19,811         250,000          29,164          29,164         250,000
  15        67,972          20,555          20,555         250,000          30,913          30,913         250,000
  16        74,521          21,127          21,127         250,000          32,568          32,568         250,000
  17        81,397          21,510          21,510         250,000          34,134          34,134         250,000
  18        88,617          21,695          21,695         250,000          35,608          35,608         250,000
  19        96,198          21,667          21,667         250,000          36,977          36,977         250,000
  20       104,158          21,400          21,400         250,000          38,232          38,232         250,000
  25       150,340          15,275          15,275         250,000          42,492          42,492         250,000
  30       209,282               0               0               0          42,121          42,121         250,000


The Death Benefit may, and the Account Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
CASH VALUE ACCUMULATION TEST                                        NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 6% (NET ANNUAL RATE OF RETURN OF 4.39% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 4.78% FOR THE FIRST SEVEN YEARS, 4.89% FOR THE NEXT THREE YEARS, 4.99% FOR THE NEXT 10 YEARS, AND 5.04% FOR YEARS AFTER THE TWENTIETH YEAR)


                                          Guaranteed                                Current
             Premium      --------------------------                      -----------------
End of     Accumulated                          Cash                                           Cash
Policy      at 5% Int.        Account         Surrender       Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           1,964           2,120         250,000           2,489           2,646         250,000
   2           6,458           3,885           4,048         250,000           4,985           5,150         250,000
   3           9,930           5,850           5,850         250,000           7,550           7,550         250,000
   4          13,577           7,855           7,855         250,000          10,206          10,206         250,000
   5          17,406           9,903           9,903         250,000          12,963          12,963         250,000
   6          21,426          12,032          12,032         250,000          15,875          15,875         250,000
   7          25,647          14,197          14,197         250,000          18,897          18,897         250,000
   8          30,080          16,711          16,711         250,000          22,374          22,374         250,000
   9          34,734          19,271          19,271         250,000          25,990          25,990         250,000
  10          39,620          21,873          21,873         250,000          29,749          29,749         250,000
  11          44,751          24,516          24,516         250,000          33,685          33,685         250,000
  12          50,139          27,189          27,189         250,000          37,770          37,770         250,000
  13          55,796          29,878          29,878         250,000          42,000          42,000         250,000
  14          61,736          32,574          32,574         250,000          46,380          46,380         250,000
  15          67,972          35,261          35,261         250,000          50,926          50,926         250,000
  16          74,521          37,926          37,926         250,000          55,636          55,636         250,000
  17          81,397          40,556          40,556         250,000          60,527          60,527         250,000
  18          88,617          43,140          43,140         250,000          65,607          65,607         250,000
  19          96,198          45,668          45,668         250,000          70,879          70,879         250,000
  20         104,158          48,115          48,115         250,000          76,348          76,348         250,000
  25         150,340          58,170          58,170         250,000         107,223         107,223         250,000
  30         209,282          60,113          60,113         250,000         145,001         145,001         250,000

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
CASH VALUE ACCUMULATION TEST                                        NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 12% (NET ANNUAL RATE OF RETURN OF 10.30% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 10.72% FOR THE FIRST SEVEN YEARS, 10.83% FOR THE NEXT THREE YEARS, 10.94% FOR THE NEXT 10 YEARS, AND 10.99% FOR YEARS AFTER THE TWENTIETH YEAR)


                                         Guaranteed                                Current
             Premium       ------------------------                        ---------------
End of     Accumulated                         Cash                                            Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender       Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           2,093           2,259         250,000           2,635           2,801         250,000
   2           6,458           4,268           4,451         250,000           5,435           5,619         250,000
   3           9,930           6,627           6,627         250,000           8,483           8,483         250,000
   4          13,577           9,182           9,182         250,000          11,826          11,826         250,000
   5          17,406          11,955          11,955         250,000          15,502          15,502         250,000
   6          21,426          15,009          15,009         250,000          19,595          19,595         250,000
   7          25,647          18,323          18,323         250,000          24,100          24,100         250,000
   8          30,080          22,253          22,253         250,000          29,425          29,425         250,000
   9          34,734          26,531          26,531         250,000          35,299          35,299         250,000
  10          39,620          31,189          31,189         250,000          41,779          41,779         250,000
  11          44,751          36,266          36,266         250,000          48,976          48,976         250,000
  12          50,139          41,795          41,795         250,000          56,923          56,923         250,000
  13          55,796          47,817          47,817         250,000          65,693          65,693         250,000
  14          61,736          54,379          54,379         250,000          75,383          75,383         250,000
  15          67,972          61,529          61,529         250,000          86,104          86,104         250,000
  16          74,521          69,331          69,331         250,000          97,971          97,971         250,000
  17          81,397          77,853          77,853         250,000         111,126         111,126         250,000
  18          88,617          87,182          87,182         250,000         125,719         125,719         254,985
  19          96,198          97,416          97,416         250,000         141,847         141,847         280,132
  20         104,158         108,659         108,659         250,000         159,619         159,619         307,065
  25         150,340         183,872         183,872         312,249         280,079         280,079         475,626
  30         209,282         296,024         296,024         449,847         474,652         474,652         721,297

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 0% (NET ANNUAL RATE OF RETURN -1.52% OF FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, -1.15% FOR THE FIRST SEVEN YEARS, -1.05% FOR THE NEXT THREE YEARS, -0.95% FOR THE NEXT 10 YEARS, AND -0.90% FOR YEARS AFTER THE TWENTIETH YEAR)

                                         Guaranteed                                  Current
             Premium       ------------------------                       ------------------
End of     Accumulated                         Cash                                            Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           1,835           1,982         250,000           2,344           2,492         250,000
   2           6,458           3,518           3,663         250,000           4,553           4,699         250,000
   3           9,930           5,136           5,136         250,000           6,688           6,688         250,000
   4          13,577           6,683           6,683         250,000           8,768           8,768         250,000
   5          17,406           8,160           8,160         250,000          10,797          10,797         250,000
   6          21,426           9,605           9,605         250,000          12,824          12,824         250,000
   7          25,647          10,969          10,969         250,000          14,798          14,798         250,000
   8          30,080          12,545          12,545         250,000          17,036          17,036         250,000
   9          34,734          14,030          14,030         250,000          19,218          19,218         250,000
  10          39,620          15,418          15,418         250,000          21,341          21,341         250,000
  11          44,751          16,706          16,706         250,000          23,421          23,421         250,000
  12          50,139          17,879          17,879         250,000          25,429          25,429         250,000
  13          55,796          18,923          18,923         250,000          27,351          27,351         250,000
  14          61,736          19,827          19,827         250,000          29,185          29,185         250,000
  15          67,972          20,573          20,573         250,000          30,937          30,937         250,000
  16          74,521          21,146          21,146         250,000          32,595          32,595         250,000
  17          81,397          21,532          21,532         250,000          34,165          34,165         250,000
  18          88,617          21,719          21,719         250,000          35,642          35,642         250,000
  19          96,198          21,693          21,693         250,000          37,015          37,015         250,000
  20         104,158          21,429          21,429         250,000          38,273          38,273         250,000
  25         150,340          15,344          15,344         250,000          42,616          42,616         250,000
  30         209,282               0               0               0          42,335          42,335         250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 6% (NET ANNUAL RATE OF RETURN OF 4.39% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 4.78% FOR THE FIRST SEVEN YEARS, 4.89% FOR THE NEXT THREE YEARS, 4.99% FOR THE NEXT 10 YEARS, AND 5.04% FOR YEARS AFTER THE TWENTIETH YEAR)

                                          Guaranteed                                 Current
             Premium       -------------------------                       -----------------
End of     Accumulated                          Cash                                           Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           1,964           2,120         250,000           2,489           2,646         250,000
   2           6,458           3,885           4,048         250,000           4,985           5,150         250,000
   3           9,930           5,850           5,850         250,000           7,550           7,550         250,000
   4          13,577           7,855           7,855         250,000          10,206          10,206         250,000
   5          17,406           9,903           9,903         250,000          12,963          12,963         250,000
   6          21,426          12,032          12,032         250,000          15,875          15,875         250,000
   7          25,647          14,197          14,197         250,000          18,897          18,897         250,000
   8          30,080          16,711          16,711         250,000          22,374          22,374         250,000
   9          34,734          19,271          19,271         250,000          25,990          25,990         250,000
  10          39,620          21,873          21,873         250,000          29,749          29,749         250,000
  11          44,751          24,516          24,516         250,000          33,685          33,685         250,000
  12          50,139          27,189          27,189         250,000          37,770          37,770         250,000
  13          55,796          29,878          29,878         250,000          42,000          42,000         250,000
  14          61,736          32,574          32,574         250,000          46,380          46,380         250,000
  15          67,972          35,261          35,261         250,000          50,926          50,926         250,000
  16          74,521          37,926          37,926         250,000          55,636          55,636         250,000
  17          81,397          40,556          40,556         250,000          60,527          60,527         250,000
  18          88,617          43,140          43,140         250,000          65,607          65,607         250,000
  19          96,198          45,668          45,668         250,000          70,879          70,879         250,000
  20         104,158          48,115          48,115         250,000          76,348          76,348         250,000
  25         150,340          58,170          58,170         250,000         107,223         107,223         250,000
  30         209,282          60,113          60,113         250,000         145,001         145,001         250,000

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION A             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 12% (NET ANNUAL RATE OF RETURN OF 10.30% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES 10.72%, FOR THE FIRST SEVEN YEARS, 10.83% FOR THE NEXT THREE YEARS, 10.94% FOR THE NEXT 10 YEARS, AND 10.99% FOR YEARS AFTER THE TWENTIETH YEAR)

                                         Guaranteed                                  Current
             Premium       ------------------------                        -----------------
End of     Accumulated                         Cash                                            Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           2,093           2,259         250,000           2,635           2,801         250,000
   2           6,458           4,268           4,451         250,000           5,435           5,619         250,000
   3           9,930           6,627           6,627         250,000           8,483           8,483         250,000
   4          13,577           9,182           9,182         250,000          11,826          11,826         250,000
   5          17,406          11,955          11,955         250,000          15,502          15,502         250,000
   6          21,426          15,009          15,009         250,000          19,595          19,595         250,000
   7          25,647          18,323          18,323         250,000          24,100          24,100         250,000
   8          30,080          22,253          22,253         250,000          29,425          29,425         250,000
   9          34,734          26,531          26,531         250,000          35,299          35,299         250,000
  10          39,620          31,189          31,189         250,000          41,779          41,779         250,000
  11          44,751          36,266          36,266         250,000          48,976          48,976         250,000
  12          50,139          41,795          41,795         250,000          56,923          56,923         250,000
  13          55,796          47,817          47,817         250,000          65,693          65,693         250,000
  14          61,736          54,379          54,379         250,000          75,383          75,383         250,000
  15          67,972          61,529          61,529         250,000          86,104          86,104         250,000
  16          74,521          69,331          69,331         250,000          97,971          97,971         250,000
  17          81,397          77,853          77,853         250,000         111,126         111,126         250,000
  18          88,617          87,182          87,182         250,000         125,721         125,721         250,000
  19          96,198          97,416          97,416         250,000         141,925         141,925         250,000
  20         104,158         108,659         108,659         250,000         159,931         159,931         250,000
  25         150,340         185,504         185,504         250,000         285,387         285,387         348,172
  30         209,282         313,968         313,968         364,202         494,561         494,561         573,691

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION B             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 0% (NET ANNUAL RATE OF RETURN OF -1.52% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, -1.15% FOR THE FIRST SEVEN YEARS, -1.05% FOR THE NEXT THREE YEARS, -0.95% FOR THE NEXT 10 YEARS, AND -0.90% FOR YEARS AFTER THE TWENTIETH YEAR)


                                         Guaranteed                                 Current
             Premium       ------------------------                        ----------------
End of     Accumulated                         Cash                                            Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           1,830           1,977         251,830           2,343           2,491         252,343
   2           6,458           3,503           3,649         253,503           4,550           4,696         254,550
   3           9,930           5,107           5,107         255,107           6,680           6,680         256,680
   4          13,577           6,634           6,634         256,634           8,753           8,753         258,753
   5          17,406           8,086           8,086         258,086          10,772          10,772         260,772
   6          21,426           9,498           9,498         259,498          12,785          12,785         262,785
   7          25,647          10,822          10,822         260,822          14,743          14,743         264,743
   8          30,080          12,350          12,350         262,350          16,959          16,959         266,959
   9          34,734          13,777          13,777         263,777          19,114          19,114         269,114
  10          39,620          15,096          15,096         265,096          21,202          21,202         271,202
  11          44,751          16,304          16,304         266,304          23,240          23,240         273,240
  12          50,139          17,383          17,383         267,383          25,195          25,195         275,195
  13          55,796          18,319          18,319         268,319          27,053          27,053         277,053
  14          61,736          19,100          19,100         269,100          28,809          28,809         278,809
  15          67,972          19,704          19,704         269,704          30,468          30,468         280,468
  16          74,521          20,118          20,118         270,118          32,016          32,016         282,016
  17          81,397          20,323          20,323         270,323          33,459          33,459         283,459
  18          88,617          20,310          20,310         270,310          34,790          34,790         284,790
  19          96,198          20,066          20,066         270,066          35,996          35,996         285,996
  20         104,158          19,562          19,562         269,562          37,062          37,062         287,062
  25         150,340          12,064          12,064         262,064          39,983          39,983         289,983
  30         209,282               0               0               0          37,298          37,298         287,298


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION B             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 6% (NET ANNUAL RATE OF RETURN OF 4.39% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 4.78% FOR THE FIRST SEVEN YEARS, 4.89% FOR THE NEXT THREE YEARS, 4.99% FOR THE NEXT 10 YEARS, AND 5.04% FOR YEARS AFTER THE TWENTIETH YEAR)


                                          Guaranteed                                Current
             Premium       -------------------------                       ----------------
End of     Accumulated                          Cash                                           Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           1,958           2,115         251,958           2,488           2,645         252,488
   2           6,458           3,869           4,032         253,869           4,982           5,146         254,982
   3           9,930           5,817           5,817         255,817           7,541           7,541         257,541
   4          13,577           7,797           7,797         257,797          10,189          10,189         260,189
   5          17,406           9,810           9,810         259,810          12,933          12,933         262,933
   6          21,426          11,894          11,894         261,894          15,826          15,826         265,826
   7          25,647          14,000          14,000         264,000          18,823          18,823         268,823
   8          30,080          16,438          16,438         266,438          22,267          22,267         272,267
   9          34,734          18,903          18,903         268,903          25,840          25,840         275,840
  10          39,620          21,387          21,387         271,387          29,543          29,543         279,543
  11          44,751          23,885          23,885         273,885          33,406          33,406         283,406
  12          50,139          26,381          26,381         276,381          37,397          37,397         287,397
  13          55,796          28,855          28,855         278,855          41,506          41,506         291,506
  14          61,736          31,291          31,291         281,291          45,733          45,733         295,733
  15          67,972          33,666          33,666         283,666          50,088          50,088         300,088
  16          74,521          35,956          35,956         285,956          54,563          54,563         304,563
  17          81,397          38,140          38,140         288,140          59,168          59,168         309,168
  18          88,617          40,197          40,197         290,197          63,901          63,901         313,901
  19          96,198          42,106          42,106         292,106          68,755          68,755         318,755
  20         104,158          43,827          43,827         293,827          73,718          73,718         323,718
  25         150,340          48,037          48,037         298,037         100,135         100,135         350,135
  30         209,282          38,521          38,521         288,521         127,634         127,634         377,634

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40        FULL MEDICAL
DEATH BENEFIT OPTION B             ANNUAL PREMIUM $3,000            PREFERRED
GUIDELINE PREMIUM TEST                                              NONSMOKER

                                ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF
                        RETURN 12% (NET ANNUAL RATE OF RETURN OF 10.30% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 10.72% FOR THE FIRST SEVEN YEARS, 10.83% FOR THE NEXT THREE YEARS, 10.94% FOR THE NEXT 10 YEARS, AND 10.99% FOR YEARS AFTER THE TWENTIETH YEAR)


                                         Guaranteed                                 Current
             Premium       ------------------------                        ----------------
End of     Accumulated                         Cash                                            Cash
Policy      at 5% Int.        Account        Surrender        Death          Account         Surrender        Death
 Year        Per Year          Value           Value         Benefit          Value            Value         Benefit
 ----        --------          -----           -----         -------          -----            -----         -------

   1           3,150           2,088           2,253         252,088           2,634           2,800         252,634
   2           6,458           4,250           4,433         254,250           5,431           5,615         255,431
   3           9,930           6,588           6,588         256,588           8,473           8,473         258,473
   4          13,577           9,112           9,112         259,112          11,806          11,806         261,806
   5          17,406          11,840          11,840         261,840          15,464          15,464         265,464
   6          21,426          14,831          14,831         264,831          19,533          19,533         269,533
   7          25,647          18,059          18,059         268,059          24,003          24,003         274,003
   8          30,080          21,873          21,873         271,873          29,278          29,278         279,278
   9          34,734          25,999          25,999         275,999          35,084          35,084         285,084
  10          39,620          30,458          30,458         280,458          41,473          41,473         291,473
  11          44,751          35,278          35,278         285,278          48,545          48,545         298,545
  12          50,139          40,479          40,479         290,479          56,325          56,325         306,325
  13          55,796          46,080          46,080         296,080          64,871          64,871         314,871
  14          61,736          52,108          52,108         302,108          74,262          74,262         324,262
  15          67,972          58,583          58,583         308,583          84,595          84,595         334,595
  16          74,521          65,531          65,531         315,531          95,957          95,957         345,957
  17          81,397          72,981          72,981         322,981         108,466         108,466         358,466
  18          88,617          80,971          80,971         330,971         122,237         122,237         372,237
  19          96,198          89,537          89,537         339,537         137,396         137,396         387,396
  20         104,158          98,706          98,706         348,706         154,076         154,076         404,076
  25         150,340         154,776         154,776         404,776         266,922         266,922         516,922
  30         209,282         229,596         229,596         479,596         449,808         449,808         699,808

The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                   * * * * *

                              FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 2001 AND 2000

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors and Stockholders of National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance company and its subsidiaries (National Life) at December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in notes 3 and 12 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.



/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
February 28, 2002



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
----------------------------------------------------------------------------------
(In Thousands)                                               2001          2000
----------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                               $   199,266   $   258,807
Available-for-sale debt securities                        5,568,734     5,065,257
Available-for-sale equity securities                        177,496       167,580
Trading equity securities                                    23,083        13,845
Mortgage loans                                            1,239,861     1,229,954
Policy loans                                                752,142       765,005
Real estate investments                                      36,191        75,413
Other invested assets                                       171,864       153,995
----------------------------------------------------------------------------------
        Total cash and invested assets                    8,168,637     7,729,856

Deferred policy acquisition costs                           541,594       539,690
Accrued investment income                                   121,063       119,966
Premiums and fees receivable                                 24,085        23,639
Deferred income taxes                                        42,482        70,428
Amounts recoverable from reinsurers                         362,305       331,698
Present value of future profits of insurance acquired        87,579        99,063
Property and equipment, net                                  51,684        54,623
Other assets                                                137,899       157,888
Separate account assets                                     523,329       491,050
----------------------------------------------------------------------------------
Total assets                                            $10,060,657   $ 9,617,901
==================================================================================

LIABILITIES:
Policy benefit liabilities                              $ 4,255,082   $ 4,118,666
Policyholders' accounts                                   3,752,855     3,511,239
Policyholders' deposits                                      48,640        41,136
Policy claims payable                                        49,304        84,137
Policyholders' dividends                                     66,538        53,147
Amounts payable to reinsurers                                19,573        27,661
Collateral held on loaned securities                         23,551        25,931
Federal income tax payable                                    5,860        32,544
Other liabilities and accrued expenses                      280,762       274,130
Debt                                                         72,101        74,096
Separate account liabilities                                523,329       491,050
----------------------------------------------------------------------------------
Total liabilities                                         9,097,595     8,733,737
----------------------------------------------------------------------------------
Minority Interests                                           12,137        12,401
Stockholder's Equity:
Common stock (authorized 2.5
  million shares at $1 par value, 2.5 million
  shares issued and outstanding)                              2,500         2,500
Additional paid in capital                                    5,000         5,000
Retained earnings                                           933,728       885,889
Accumulated other comprehensive income (loss)                 9,697       (21,626)
----------------------------------------------------------------------------------
Total stockholder's equity                                  950,925       871,763
----------------------------------------------------------------------------------
Total liabilities, minority interests
  and stockholder's equity                              $10,060,657   $ 9,617,901
================================================================================



   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS


For the years ended December 31,
------------------------------------------------------------------------------------
(In Thousands)                                                 2001           2000
------------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                        $   377,596    $   380,452
Policy and contract charges                                    76,850         66,806
Net investment income                                         510,017        528,764
Net investment loss                                           (12,484)        (2,007)
Mutual fund commission and fee income                          57,581         63,992
Other income                                                   16,314         17,974
------------------------------------------------------------------------------------
Total revenues                                              1,025,874      1,055,981
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                134,876         86,068
Policy benefits                                               312,010        353,312
Policyholders' dividends                                      113,404        111,000
Interest credited to policyholders' accounts                  144,390        157,388
Operating expenses                                            170,312        170,272
Change in sales practice remediation provision                (13,802)          --
Restructuring charge - mainframe computer operations            6,487           --
Policy acquisition expenses, net                               86,041         85,635
------------------------------------------------------------------------------------
Total benefits and expenses                                   953,718        963,675
------------------------------------------------------------------------------------

Income before income taxes, minority interests,
  and cumulative effects                                       72,156         92,306

Income tax expense                                             17,540         23,906
------------------------------------------------------------------------------------

Income before minority interests and cumulative effects        54,616         68,400

Minority interests                                              4,725          6,699
------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECTS                               49,891         61,701

Cumulative effect of adoption of
  Financial Accounting Standard #133
  Accounting for Derivative Instruments
  and Hedging Activities                                           81           --

Cumulative effect of adoption of
  Emerging Issues Task Force #99-20
  Recognition of Interest Income and
  Impairment on Purchased and Retained
  Beneficial Interests in Securitized
  Financial Assets                                             (2,133)          --
------------------------------------------------------------------------------------
Net Income                                                $    47,839    $    61,701
====================================================================================


   The accompanying notes are an integral part of these financial statements


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                  2001         2000
-----------------------------------------------------------------------------------

Net income                                                   $  47,839    $  61,701

OTHER COMPREHENSIVE INCOME:
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Total comprehensive income                                   $  79,162    $  97,775
===================================================================================


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY



For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                   2001         2000
-----------------------------------------------------------------------------------

COMMON STOCK:

Balance at January 1 and December 31                         $   2,500    $   2,500
===================================================================================

ADDITIONAL PAID IN CAPITAL:
Balance at January 1 and December 31                         $   5,000    $   5,000
===================================================================================

RETAINED EARNINGS:
Balance at January 1                                         $ 885,889    $ 825,188
Net income                                                      47,839       61,701
Dividend to stockholder                                           --         (1,000)
-----------------------------------------------------------------------------------

Balance at December 31                                       $ 933,728    $ 885,889
===================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                         $ (21,626)   $ (57,700)
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Balance at December 31                                       $   9,697    $ (21,626)
===================================================================================

TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                       $ 950,925    $ 871,763
===================================================================================


   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS



For the years ended December 31,
---------------------------------------------------------------------------------
(In Thousands)                                             2001          2000
---------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $    47,839    $    61,701

Adjustments to reconcile net income to
  net cash provided by operating activities:
Change in:
  Accrued investment income                                (1,097)        (1,693)
  Policy acquisition costs                                (40,764)       (42,200)
  Policy liabilities                                       90,557         97,802
  Other liabilities                                         9,502           (405)
Provision for deferred income taxes                         3,449         10,031
Net investment losses                                      12,484          2,007
Depreciation                                                3,417          7,539
Other                                                      12,592          5,046
---------------------------------------------------------------------------------

Net cash provided by operating activities                 137,979        139,828
---------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and
  repayments of investments                             2,160,858      1,198,810
Cost of investments acquired                           (2,546,580)    (1,323,987)
Other                                                       1,478          5,740
Net cash used by investing activities                    (384,244)      (119,437)
Cash Flows from Financing Activities:
Policyholders' deposits,
  including interest credited                             611,127        525,495
Policyholders' withdrawals,
  including policy charges                               (369,511)      (517,584)
Net decrease in securities
  lending liabilities                                      (2,380)       (89,593)
Dividend to stockholder                                      --           (1,000)
Other                                                     (52,512)        24,630
---------------------------------------------------------------------------------

Net cash provided by (used by) financing activities       186,724        (58,052)
---------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                 (59,541)       (37,661)

CASH AND CASH EQUIVALENTS:
Beginning of year                                         258,807        296,468
---------------------------------------------------------------------------------

End of year                                           $   199,266    $   258,807
=================================================================================

   The accompanying notes are an integral part of these financial statements

NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries and affiliates are collectively known as the National Life Group. See Note 14 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 36 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.8 billion of net assets represent fifteen mutual funds managed on behalf of about 135,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL); and its wholly owned non-insurance subsidiary, National Life Investment Management Company, Inc. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses. Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated net realizable value, and is held as available-for-sale. Investments in joint ventures and limited partnerships are generally carried at cost.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL

Goodwill is amortized over 20 years using the straight-line method and is periodically evaluated for recoverability. See Note 10 regarding changes in the treatment of intangible assets effective for fiscal years beginning after December 15, 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, withdrawals, and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. For periods subsequent to December 31, 2000, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are primarily the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 13 for additional information on contract dividend obligations within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

NLHC will file a consolidated tax return for the tax year ended December 31, 2001. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):



                                                        Gross        Gross     Estimated
                                                      Unrealized  Unrealized      Fair
               2001                        Cost          Gains      Losses       Value
------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:

     U.S. government obligations        $   36,761   $    2,172   $      553   $   38,380
     Government agencies, authorities
       and subdivisions                     89,900        6,969           83       96,786
     Public utilities                      754,089       20,929       16,726      758,292
     Corporate                           2,484,135      103,802       54,017    2,533,920
     Private placements                    855,105       33,866       18,748      870,223
     Mortgage-backed securities          1,258,971       20,232        8,070    1,271,133
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,478,961      187,970       98,197    5,568,734
     Preferred stocks                      146,222        4,202        1,061      149,363
     Common stocks                          37,183          167        9,217       28,133
------------------------------------------------------------------------------------------
       Total AFS equity securities         183,405        4,369       10,278      177,496
------------------------------------------------------------------------------------------
        Total AFS debt and equity
         securities                     $5,662,366   $  192,339   $  108,475   $5,746,230
==========================================================================================


             2000
AFS debt and equity securities:

     U.S. government obligations        $  121,648   $    2,591   $    4,419   $  119,820
     Government agencies, authorities
       and subdivisions                     96,274        5,539          833      100,980
     Public utilities                      530,592       19,890       12,329      538,153
     Corporate                           2,522,314       52,538      103,370    2,471,482
     Private placements                    694,646       19,124       17,356      696,414
     Mortgage-backed securities          1,124,091       19,227        4,910    1,138,408
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,089,565      118,909      143,217    5,065,257
     Preferred stocks                      140,242        1,190        5,593      135,839
     Common stocks                          39,497          426        8,182       31,741
------------------------------------------------------------------------------------------
        Total AFS equity securities        179,739        1,616       13,775      167,580
------------------------------------------------------------------------------------------
          Total AFS debt and equity
            Securities                  $5,269,304   $  120,525   $  156,992   $5,232,837
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income (loss) and changes therein for the years ended December 31 were as follows (in thousands):

                                                           2001          2000
--------------------------------------------------------------------------------
Net unrealized gains on
  available-for-sale securities                        $ 120,331      $ 111,529
Net unrealized (losses)
  gains on separate accounts                                (755)           133
Related deferred policy acquisition costs                (46,243)       (40,635)
Related present value of future
  profits of insurance acquired                           (4,787)       (13,457)
Related deferred income taxes                            (23,954)       (21,496)
Related policyholder dividend obligation                 (13,269)          --
--------------------------------------------------------------------------------
     Increase in net unrealized gains                     31,323         36,074
Balance, beginning of year                               (21,626)       (57,700)
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


                                                           2001         2000
--------------------------------------------------------------------------------
Balance, end of year includes:
     Net unrealized gains (losses) on
       available-for-sale securities                   $  83,864      $ (36,467)
     Net unrealized gains on separate accounts             2,541          3,296
     Related deferred policy acquisition costs           (47,692)        (1,449)
     Related present value of future
       profits of insurance acquired                      (3,438)         1,349
     Related deferred income taxes                       (12,309)        11,645
     Related policyholder dividend obligation            (13,269)          --
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


Net other comprehensive income for 2001 and 2000 of $31.3 million and $36.1 million is presented net of reclassifications to net income for net investment losses during the period of $(20.4) million and $(10.3) million and net of tax and deferred acquisition cost offsets of $(13.8) million and $(6.9) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                      Estimated
                                                       Amortized         Fair
                                                         Cost            Value
     ---------------------------------------------------------------------------
     Due in one year or less                          $  188,868      $  188,861
     Due after one year through five years             1,758,899       1,803,536
     Due after five years through ten years            1,419,827       1,430,685
     Due after ten years                                 852,397         874,520
     Mortgage-backed securities                        1,258,970       1,271,132
     ---------------------------------------------------------------------------
        Total                                         $5,478,961      $5,568,734
     ===========================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2001 and 2000 were $1,544.9 million and $702.0 million, respectively.

The following summarizes the components of net investment gains (losses) by investment category as of December 31 (in thousands):

                                                          2001           2000
       ------------------------------------------------------------------------
       Available-for-sale debt securities              $ (8,634)       $ (8,447)
       Available-for-sale equity securities              (4,350)          5,467
       Mortgage loans                                    (1,928)            (18)
       Real estate investments                            7,828             (49)
       Other invested assets                             (5,400)          1,040
       ------------------------------------------------------------------------
         Total                                         $(12,484)       $ (2,007)
       ========================================================================

For the years ended December 31, 2001 and 2000, the equity securities held in the trading category recorded $1.1 million and $1.6 million net investment income and $(2.0) million and $(1.8) million net investment losses, respectively. Cost of trading securities held at December 31, 2001 and 2000 was $27.0 million and $15.7 million, respectively.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $23.6 million and $25.9 million at December 31, 2001 and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                            2001          2000
      -------------------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                           4.9%           4.8%
      Middle Atlantic                                       8.1            8.6
      East North Central                                   11.2           11.6
      West North Central                                    6.6            5.2
      South Atlantic                                       24.6           24.4
      East South Central                                    3.4            4.6
      West South Central                                    9.1           10.2
      Mountain                                             17.0           16.4
      Pacific                                              15.1           14.2
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      PROPERTY TYPE
      Residential                                           0.1%           0.1%
      Apartment                                            25.7           24.5
      Retail                                                9.2           10.2
      Office Building                                      36.2           36.1
      Industrial                                           25.0           25.7
      Hotel/Motel                                           2.5            2.3
      Other Commercial                                      1.3            1.1
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      Total mortgage loans and real estate
      (in thousands)                               $  1,276,052  $   1,305,367
      =========================================================================


Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2001             2000
   ----------------------------------------------------------------------------
   Unimpaired loans                                 $ 1,197,804     $ 1,207,452
   Impaired loans without valuation allowances           39,923          18,424
   ----------------------------------------------------------------------------
     Subtotal                                         1,237,727       1,225,876
   ----------------------------------------------------------------------------
   Impaired loans with valuation allowances               2,210           6,463
   Related valuation allowances                             (76)         (2,385)
   ----------------------------------------------------------------------------
     Subtotal                                             2,134           4,078
   ----------------------------------------------------------------------------
   Total                                            $ 1,239,861     $ 1,229,954
   ============================================================================

   Impaired loans:
           Average recorded investment              $    33,509     $    21,214
           Interest income recognized               $     3,694     $     1,880
           Interest received                        $     3,568     $     1,885

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                         2001             2000
       ========================================================================
       Additions for impaired loans
            charged to realized losses                  $    36         $   118
       Changes to previously established
            valuation allowances                         (2,345)           (846)
       ------------------------------------------------------------------------
       Decrease in valuation allowances                  (2,309)           (728)
       Balance, beginning of year                         2,385           3,113
       ------------------------------------------------------------------------
       Balance, end of year                             $    76         $ 2,385
       ========================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                      2001              2000
     --------------------------------------------------------------------------
     Debt securities interest                      $ 399,878          $ 394,477
     Equity securities dividends                      12,541             13,507
     Mortgage loan interest                           99,753             98,064
     Policy loan interest                             47,821             47,555
     Real estate income                               10,433             17,277
     Other investment income                         (42,100)           (10,938)
     --------------------------------------------------------------------------
          Gross investment income                    528,326            559,942
          Less: investment expenses                   18,309             31,178
     --------------------------------------------------------------------------
            Net investment income                  $ 510,017          $ 528,764
     ==========================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition cost, present value of future profit, and income tax effects was $81,000. The pro forma effects of applying FAS 133 to prior period operating results are not determinable.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations are both included at fair value in the statements of operations and therefore do not qualify for hedge accounting.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

For 2001, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative. At January 1, 2001, total equity indexed annuity liabilities of $927.9 million were comprised of $666.4 million of host contract and $261.5 million of embedded derivative. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date.

Interest credited expense includes the changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal is returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2001 and 2000 was $10.0 million and $-0-, respectively. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(1.2) million at December 31, 2001. An investment loss of $1.2 million was recorded to recognize the decline in value of the credit default swap. An unrealized gain of $300,000 was recorded to fair value the debt instrument.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The fair value of the credit swap at December 31, 2001 and December 2000 was zero.

The net notional amounts of options (including policy liabilities and options written), futures, and credit default swaps at December 31 were as follows (in thousands):

                                                         2001              2000
--------------------------------------------------------------------------------
Notional amounts:
         Options                                       $  --             $82,049
         Futures                                        13,470            29,040
         Credit default swaps                           16,000             6,000
================================================================================

The net book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                              2001      2000
--------------------------------------------------------------------------------
Book values:
Options (included in other invested assets)
     Fair value                                            $ 29,288
     Net amortized cost                                        --      $ 26,278
     Intrinsic value                                           --         1,870
--------------------------------------------------------------------------------
       Total option value                                    29,288      28,148

Futures (included in other invested assets)                   1,148         (12)
Credit default swaps (included in other liabilities)         (1,200)       --
--------------------------------------------------------------------------------
Net book value                                             $ 29,236    $ 28,136
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                2001                      2000
----------------------------------------------------------------------------------------
                                                     Estimated                 Estimated
                                        Carrying       Fair       Carrying       Fair
                                          Value       Value         Value       Value
----------------------------------------------------------------------------------------

Cash and cash equivalents              $  199,266   $  199,266   $  258,807   $  258,807
Available-for-sale debt securities      5,568,734    5,568,734    5,065,257    5,065,257
Available-for-sale equity securities      177,496      177,496      167,580      167,580
Trading equity securities                  23,083       23,083       13,845       13,845
Mortgage loans                          1,239,861    1,326,816    1,229,954    1,264,940
Policy loans                              752,142      689,586      765,005      705,278
Derivatives                                29,236       29,236       28,136       19,080

Investment products                     3,137,679    3,140,935    2,790,629    2,795,106
Debt                                       72,101       67,868       74,096       66,285


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, the Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as increase in policy liabilities expense. Total life insurance inforce as of December 31, 2001 and 2000 is $43.0 billion and $40.8 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Transactions between the open and Closed Block (see Note 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                        2001             2000
     --------------------------------------------------------------------------
     Insurance premiums:
          Direct                                     $ 427,183        $ 437,321
          Reinsurance assumed                           15,570            9,143
          Reinsurance ceded                            (65,157)         (66,012)
     --------------------------------------------------------------------------
     Total insurance premiums                        $ 377,596        $ 380,452
     ==========================================================================

     Other income:
          Direct                                     $   5,282        $   5,783
          Reinsurance ceded                             11,032           12,191
     --------------------------------------------------------------------------
     Total other income                              $  16,314        $  17,974
     ==========================================================================

     Increase in policy liabilities:
          Direct                                     $ 133,459        $  78,303
          Reinsurance ceded                              1,417            7,765
     --------------------------------------------------------------------------
     Total increase in policy liabilities            $ 134,876        $  86,068
     ==========================================================================

                                                       2001            2000
     --------------------------------------------------------------------------
     Policy benefits:
          Direct                                     $ 394,968        $ 411,781
          Reinsurance assumed                            4,431            6,831
          Reinsurance ceded                            (87,389)         (65,300)
     --------------------------------------------------------------------------
     Total policy benefits                           $ 312,010        $ 353,312
     ==========================================================================


                                                        2001             2000
     --------------------------------------------------------------------------
     Policyholders' dividends:
          Direct                                     $ 117,038        $ 111,748
          Reinsurance ceded                             (3,634)            (748)
     --------------------------------------------------------------------------
     Total policyholders' dividends                  $ 113,404        $ 111,000
     ==========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2001            2000
--------------------------------------------------------------------------------
Balance, beginning of year                            $ 539,690       $ 538,127
  Acquisition costs deferred                             90,757          88,217
  Amortization to expense during the year               (42,610)        (46,019)
  Adjustment to equity during the year                  (46,243)        (40,635)
--------------------------------------------------------------------------------
Balance, end of year                                  $ 541,594       $ 539,690
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                  2001                 2000
------------------------------------------------------------------------------------
                                           Amount    Rate       Amount       Rate
------------------------------------------------------------------------------------
Current                                  $ 14,091             $  13,875
Deferred                                    3,449                10,031
-------------------------------------------------             ---------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
Expected income taxes                    $ 25,255     35.0%    $ 32,307       35.0%
Differential earnings amount                 --         --          223        0.2
Affordable housing tax credit              (6,779)    (9.5)      (7,459)      (8.1)
Other, net                                   (936)    (1.3)      (1,165)      (1.3)
----------------------------------------------------------------------------------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
     Effective federal income tax rate                24.2%                   25.8%
=================================================    =====                    ====

The Company paid $39.3 million in federal income taxes during 2001 and received $0.1 million in federal income tax refunds during 2000. Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                               2001       2000
--------------------------------------------------------------------------------
Deferred income tax assets:
     Net unrealized loss on available-for-sale securities    $   --     $ 12,095
     Policy liabilities                                       176,471    176,337
     Other liabilities and accrued expenses                    89,934     79,672
     Other                                                      6,838      4,814
--------------------------------------------------------------------------------
       Total deferred income tax assets                       273,243    272,918
--------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities      12,309       --
     Deferred policy acquisition cost                         152,845    138,505
     Present value of future profits of insurance acquired     31,856     34,200
     Debt and equity securities                                 9,885      9,627
     Other                                                     23,866     20,158
--------------------------------------------------------------------------------
       Total deferred income tax liabilities                  230,761    202,490
--------------------------------------------------------------------------------
Total net deferred income tax assets                         $ 42,482   $ 70,428
================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $4.3 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1997 and is currently examining the year 1998. The Company's tax years 1998 - 2001 remain open. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation levels. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a general account group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory supplemental defined benefit plan for certain executives. These non-qualified defined benefit pension plans are not separately funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost is recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                  Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000          2001         2000
----------------------------------------------------------------------------------------------------------------

CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation, beginning of year                      $ 161,449    $ 167,144    $  21,820    $  25,233
     Service cost for benefits earned during the period             3,685        3,638          807          538
     Interest cost on benefit obligation                           12,571       12,608        1,714        1,935
     Actuarial losses (gains)                                      10,155       (9,410)       5,489       (1,998)
     Plan amendment and change in benefit provisions                 --           --           --         (2,842)
     Benefits paid                                                (12,298)     (12,531)      (1,600)      (1,046)
----------------------------------------------------------------------------------------------------------------
     Benefit obligation, end of year                            $ 175,562    $ 161,449    $  28,230    $  21,820
================================================================================================================

CHANGE IN PLAN ASSETS:
     Plan assets, beginning of year                             $ 106,982    $ 104,250
     Actual return on plan assets                                 (11,474)       8,355
     Benefits paid                                                 (5,580)      (5,623)
--------------------------------------------------------------------------------------
     Plan assets, end of year                                   $  89,928    $ 106,982
======================================================================================

                                                                  Pension Benefits         Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000        2001         2000
----------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
     Benefit obligation                                         $  97,956    $  89,273
     Plan assets                                                  (89,928)    (106,982)
----------------------------------------------------------------------------------------------------------------
       Benefit obligation greater (less) than plan assets           8,028      (17,709)
     Benefit obligation - other plans                              77,606       72,176    $  28,230    $  21,820
     Unrecognized actuarial (losses) gains                         (7,600)      25,380        1,948        8,137
     Unrecognized prior service cost                                 --           --          1,135        1,834
                                                                -------------------------------------------------
       Accrued benefit cost at September 30                        78,034       79,847       31,313       31,791
        Payments subsequent to measurement date                    (1,687)      (1,983)        --           --
----------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                             $  76,347    $  77,864    $  31,313    $  31,791
=================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000         2001         2000
----------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period              $   3,685    $   3,638    $     807    $     538
Interest cost on benefit obligation                                12,571       12,608        1,714        1,935
Expected return on plan assets                                     (9,377)      (9,130)        --           --
Net amortization and deferrals                                     (1,974)      (1,564)        (700)        (259)
Amortization of prior service cost                                   --           --           (699)          72
----------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                     $   4,905    $   5,552    $   1,122    $   2,286
================================================================================================================

The total accumulated benefit obligation (APBO) for non-qualified defined benefit pension plans was $73.5 million and $69.1 million at December 31, 2001 and 2000, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                       Pension Benefits        Other Benefits
                                      ------------------------------------------
                                         2001         2000       2001       2000
--------------------------------------------------------------------------------
Discount rate                            7.5%         8.0%       7.5%       8.0%
Rate of increase in future
   compensation levels                3.0%-10.0%   3.0%-10.0%
Expected long term return on
   plan assets                           8.5%         9.0%

The health care cost trend rate was 5% for all future periods. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.0 million and increase the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $1.7 million and the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life made changes to its postretirement medical plans concurrent with the year-end 2000 plan valuation. These include a modification in the attribution and eligibility requirements to qualify for plan benefits, and in the expected future benefit cost due to a change in coverage and insurance carrier. The plan modifications reduced the projected benefit obligation at December 31, 2000 by $2.8 million. This reduction will be amortized through prior service cost in future periods.

The Company provides employee thrift and 401(k) plans for its emp loyees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                       2001             2000
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                 $ 69,701         $ 69,696
     $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
     The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of Banking,
     Insurance, Securities and Health Care
     Administration.

6.57% Term Note:                                        2,400            4,400
     $4.4 million, maturing March 1, 2002 with
     interest payable semi-annually on March 1 and
     September 1. The note is secured by
     subsidiary stock, includes certain
     restrictive covenants and requires annual
     payments of principal (see below).
--------------------------------------------------------------------------------
     Total debt                                      $ 72,101         $ 74,096
================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):

                        2002               $ 2,400
                        2003                   -
                        2004                   -
                        2005                   -
                        2006                   -

Interest paid on the surplus notes was $5.8 million in 2001 and 2000. Interest paid on the term note was $0.2 million and $0.3 million in 2001 and 2000, respectively.

The Company also has two lines of credit available. A $40 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $4.4 million and $-0- as of December 31, 2001 and 2000, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with BankNorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the BankNorth line of credit was $-0- for both December 31, 2001 and 2000. Total interest on the combined lines of credit was $7,000 for 2001 and $-0- for 2000.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2001 were $52.9 million.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2001, and are included in the statements of operations as change in sales practice remediation provision. In late 1999, two lawsuits were filed in Vermont against National Life and the State of Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS FOR GOODWILL AND
          OTHER INTANGIBLE ASSETS - FAS 142

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), which establishes accounting and reporting standards for intangible assets. Under FAS 142, intangible assets having indefinite useful lives are no longer subject to amortization, but instead are to be tested at least annually for impairment. Intangible assets with finite useful lives will be amortized over their useful lives. FAS 142 also provides specific guidance on how to determine and measure goodwill impairment. Provisions of this statement are to be applied starting with fiscal years beginning after December 15, 2001. The Company does not anticipate a significant cumulative effect on its financial position due to the adoption of FAS 142.

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to American International Technology Enterprises, Inc. (AITE) located in Livingston, New Jersey. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001 with final payment of benefits expected to occur in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses.

NOTE 12 - ADOPTION OF EITF 99-20: RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON CERTAIN INVESTMENTS

The Company adopted EITF 99-20 Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99- 20 requires that beneficial interests in securitized financial assets which experience other-than-temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was ($2.1) million. In accordance with EITF 99-20, 2001 operating net income decreased $1.5 million due to other-than-temporary impairments of securitized financial assets. The pro forma effects of applying EITF 99-20 to prior period operating results are not determinable.

NOTE 13 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities.

The Company adopted the American Institute of Certified Public Accountants Statement of Position 00-3 Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts (SOP 00-3) effective January 1, 2000. No restatement of prior period information was necessary to conform with the requirements of SOP 00-3.

Under the provisions of SOP 00-3, if actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results which are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. No policyholder dividend obligation for distribution of accumulated excess earnings was required at December 31, 2001 or 2000. Unrealized gains in the Closed Block, net of related deferred acquisition cost and income tax offsets, generated a policyholder dividend obligation of $13.3 million and $-0- at December 31, 2001 and 2000, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2001 and 2000 and for the years then ended is as follows (in thousands):

                                                         2001           2000
--------------------------------------------------------------------------------

LIABILITIES:
     Policy liabilities and accruals                 $ 3,718,677    $ 3,692,064
     Other liabilities                                    34,732         47,775
--------------------------------------------------------------------------------
          Total liabilities                          $ 3,753,409    $ 3,739,839
================================================================================

ASSETS:
     Cash and cash equivalents                       $   169,769    $   218,296
     Available-for-sale debt and equity securities     1,940,839      1,797,634
     Mortgage loans                                      407,168        416,639
     Policy loans                                        629,998        642,378
     Accrued investment income                            53,907         54,052
     Premiums and fees receivable                         18,552         18,946
     Deferred policy acquisition costs                   223,402        268,708
     Other assets                                         41,816         48,144
--------------------------------------------------------------------------------
          Total assets                               $ 3,485,451    $ 3,464,797
================================================================================

Excess of reported closed block liabilities over
  closed block assets                                $   267,958    $   275,042
Closed block accumulated other comprehensive
  gain represented above                                    (700)        (4,678)
--------------------------------------------------------------------------------
Maximum future earnings to be recognized
  from closed block assets and liabilities           $   268,658    $   279,720
================================================================================

                                                           2001          2000
--------------------------------------------------------------------------------

REVENUES:
  Premiums and other income                             $ 295,418     $ 312,963
  Net investment income                                   212,626       217,096
  Net investment gain (loss)                                1,269        (4,309)
--------------------------------------------------------------------------------

   Total revenues                                         509,313       525,750
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                           70,167        27,504
  Policy benefits                                         249,658       309,189
  Policyholders' dividends                                115,716       114,095
  Interest credited to policyholders' accounts             11,712        12,377
  Operating expenses                                       14,976        16,894
  Policy acquisition expenses, net                         30,066        23,320
--------------------------------------------------------------------------------

   Total benefits and expenses                            492,295       503,379
--------------------------------------------------------------------------------

Pre-tax results of operations                              17,018        22,371

Income taxes                                                5,956         7,784
--------------------------------------------------------------------------------

Closed block results of operations                         11,062        14,587

Other comprehensive income:
     Unrealized (loss) gain                                (3,978)       11,658
--------------------------------------------------------------------------------

Total closed block comprehensive income                 $   7,084     $  26,245
================================================================================

Excess of reported closed block liabilities over
  closed block assets:
Beginning of year                                       $ 275,042     $ 301,287
     Closed block comprehensive income                      7,084        26,245
--------------------------------------------------------------------------------
End of year                                             $ 267,958     $ 275,042
================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2001 and 2000 were $1,873.1 million and $1,777.2 million, respectively. There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 2001 or 2000.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $1 million dividend to its parent, NLVF, during 2000. Concurrently, NLVF declared and paid a dividend of $.3 million to NLHC. There were no dividends paid or declared in 2001 by National Life, NLVF, or NHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 15 for statutory information) require pre-approval by the Commissioner.

NOTE 15 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National statutory surplus to GAAP equity at December 31 and statutory net (loss) income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2001                      2000
                                       ------------------------------------------------
                                        Surplus/        Net       Surplus/       Net
                                         Equity        Income      Equity      Income
----------------------------------------------------------------------------------------
Statutory surplus/net (loss) income    $ 454,233    $ (11,836)   $ 411,278    $  31,959

Asset valuation reserve                   57,025         --         78,101         --
Interest maintenance reserve              55,887       (6,014)      49,873        8,634
Surplus notes                            (69,701)        --        (69,696)        --
Non-admitted assets                       44,033         --         28,440         --
Investments                              116,387       47,289       60,044       13,264
Policy acquisition costs                 477,820       13,154      466,326        8,318
Income taxes                               9,398       (8,907)      61,834         (754)
Policy liabilities and dividends        (167,177)      (4,845)    (180,261)      (7,227)
Sales practices litigation provision        --         13,802         --           --
Benefit plans                            (29,304)        (812)     (28,492)        (360)
Other comprehensive income, net            9,697         --        (21,626)        --
Other changes, net                        (7,372)       6,009       15,942        7,867
----------------------------------------------------------------------------------------
GAAP equity/net income                 $ 950,925    $  47,839    $ 871,763    $  61,701
========================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration adopted Codification effective January 1, 2001. National Life implemented Codification as of that date for statutory reporting purposes. The cumulative effect of changes in accounting principles is reported as an adjustment to statutory surplus in the period of the change in accounting principle. As a result of implementing Codification, National Life and LSW reported a total increase in statutory surplus of $40.9 million as of January 1, 2001. Included in this total adjustment is an increase in statutory surplus of $45.4 million related to deferred tax assets.

NOTE 16 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT
          ACCOUNTANT'S REPORT (UNAUDITED)

National Life is a member of a catastrophic reinsurance pool sponsored by a group of life insurance companies. The pool is not pre-funded. A member may only make a request for reimbursement from the pool if a particular catastrophic event causes claims against the member to exceed specified levels. If submitted claims are approved for reimbursement, pro-rata member assessments (up to certain limits) are determined based on each member's total insurance in force. The events of September 11, 2001 are considered a catastrophic event and National Life has been notified that certain members will submit reimbursement requests to the pool. Claims may be submitted until May 15, 2002. The maximum exposure to National Life will not exceed $1.8 million, net of income taxes. However, the actual amount of exposure is not currently estimable.

                               NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                           (BENEFIT PROVIDER SEGMENT)
                              FINANCIAL STATEMENTS

                                   * * * * *

                               DECEMBER 31, 2001

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account --
Benefit Provider Segment:



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net asseets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account -- Benefit Provider Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 2001, and the results of each of their operations and each of their changes in net assets for the two years ended December 31, 2001 and the period from February 12, 1999 through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
March 29, 2002



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT -- BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF NET ASSETS

                               December 31, 2001

                                                                                              POLICYHOLDER
                                                                                                 ACCOUNT
                                                                                                  VALUES
                                                                                              -------------

ASSETS:

Investments in shares of mutual fund portfolios at market value:
(Policyholder accumulation units and unit value)

Market Street Managed Fund (129.60 units at $16.81 per unit)                                   $    2,179
Market Street Bond Fund (9,867.35 units at $12.33 per unit)                                       121,668
Sentinel Variable Products Trust Money Market (1,791,163.60 units at $1.14 per unit)            2,042,551
Sentinel Variable Products Trust Common Stock (8,556.21 units at $10.35 per unit)                  88,522
Sentinel Variable Products Trust Small Company (48,746.43 units at $12.28 per unit)               598,604
Sentinel Variable Products Trust Mid Cap Growth (19,210.22 units at $11.44 per unit)              219,736
Alger American Growth Portfolio (8,978.77 units at $52.97 per unit)                               475,622
Alger American Small Capitalization Portfolio (4,157.70 units at $32.05 per unit)                 133,234
Strong Capital Management Opportunity II (4,496.02 units at $29.78 per unit)                      133,911
Strong Capital Management Growth II (16,816.47 units at $17.76 per unit)                          298,640
Variable Ins Prods Fd Overseas Portfolio (50,383.23 units at $1.57 per unit)                       79,122
Variable Ins Prods Fd II Investment Grade Bond Portfolio (22,392.56 units at $1.36 per unit)       30,472
American Century Value Fund (56,241.89 units at $8.81 per unit)                                   495,339
American Century Income & Growth Fund (51,589.60 units at $6.49 per unit)                         334,861
Neuberger & Berman Partners Fund (554.68 units at $19.03 per unit)                                 10,556
Dreyfus Socially Responsible (6,519.44 units at $2.68 per unit)                                    17,482
JP Morgan International Opportunities (5,352.88 units at $9.69 per unit)                           51,861
JP Morgan Small Company Fund (1,990.03 units at $13.83 per unit)                                   27,524
Deutsche Asset Management Equity 500 Index Fund (41,703.87 units at $12.10 per unit)              504,805
Deutsche Asset Management Small Cap Index Fund (9,742.21 units at $11.75 per unit)                114,505
Deutsche Asset Management EAFE Equity Index Fund (37,107.02 units at $8.87 per unit)              329,256
Invesco VIF Dynamics Fund (13,837.65 units at $1.25 per unit)                                      17,292
Invesco VIF Health Sciences Fund (5,255.26 units at $1.82 per unit)                                 9,564
                                                                                               ----------
        TOTAL NET ASSETS                                                                       $6,137,306
                                                                                               ===========



The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                        MARKET STREET            SENTINEL VARIABLE PRODUCTS TRUST          ALGER AMERICAN FUND
                                        -------------            --------------------------------          -------------------
                                                             MONEY       COMMON     SMALL    MID CAP
                                     MANAAGED     BOND       MARKET       STOCK    COMPANY    GROWTH       GROWTH     SMALL CAP
                                     --------     ----       ------       -----    -------    ------       ------     ---------
INVESTMENT INCOME:
Dividend income                     $     97    $  5,531    $ 37,880   $    964    $  1,748   $   --      $    859    $     48
Capital gain distributions               138        --          --          329          62       --        46,590        --
                                    ------------------------------------------------------------------------------------------
Total investment income                  235       5,531      37,880      1,293       1,810       --        47,449          48
EXPENSES:
Mortality and expense risk
and administrative charges                 4         167       2,078        168         932        364         709         200
                                    ------------------------------------------------------------------------------------------
Net investment income (loss)             231       5,364      35,802      1,125         878       (364)     46,740        (152)
                                    ------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from
shares sold                             (104)        145        --         (156)        640    (10,657)    (29,234)    (17,590)
Net unrealized (depreciation)
appreciation on investments             (277)        (85)       --       (8,141)     28,736    (42,708)    (63,660)    (19,093)
                                    ------------------------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments              (381)         60        --       (8,297)     29,376    (53,365)    (92,894)    (36,683)
                                    ------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $   (150)   $  5,424    $ 35,802   $ (7,172)   $ 30,254   $(53,729)   $(46,154)   $(36,835)
                                    ==========================================================================================



   The accompanying notes are an integral part of these financial statements.



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                         STRONG            VARIABLE INS PRODUCTS      AMERICAN CENTURY     NEUBERGER
                                    CAPITAL MANAGEMENT            FUND               VARIABLE PORTFOLIOS     BERMAN    DREYFUS
                                    ------------------            ----               -------------------     ------    -------
                                  OPPORTUNITY                          INVESTMENT            VP INCOME &    PARTNERS    SOCIALLY
                                    FUND II    GROWTH II    OVERSEAS   GRADE BOND   VP VALUE   GROWTH      PORTFOLIOS  RESPONSIBLE
                                    -------    ---------    --------   ----------   --------   ------      ----------  -----------


INVESTMENT INCOME:
Dividend income                     $    484    $   --      $  3,211    $    197    $  1,252   $  2,932    $     20    $   --
Capital gain distributions            19,311        --         5,075        --          --         --           195        --
                                    --------------------------------------------------------------------------------------------
Total investment income               19,795        --         8,286         197       1,252      2,932         215        --
EXPENSES:
Mortality and expense risk
and administrative charges               174         529         135          43         455        620          14          16
                                    --------------------------------------------------------------------------------------------
Net investment income (loss)          19,621        (529)      8,151         154         797      2,312         201         (16)
                                    --------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from
shares sold                             (421)    (15,091)     (6,590)        (15)      3,816     (3,857)       (928)       (257)
Net unrealized (depreciation)
appreciation on investments          (19,430)    (83,898)    (18,487)      1,541      23,201    (30,793)        826      (1,655)
                                    --------------------------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments           (19,851)    (98,989)    (25,077)      1,526      27,017    (34,650)       (102)     (1,912)
                                    --------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $   (230)   $(99,518)   $(16,926)   $  1,680    $ 27,814   $(32,338)   $     99    $ (1,928)
                                    ===========================================================================================



The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                       JP MORGAN SERIES     DEUTSCHE ASSET MANAGEMENT FUND         INVESCO VIF
                                           TRUST II
                                    --------------------    -------------------------------     --------------------
                                  INTERNATIONAL   SMALL      EQUITY      SMALL        EAFE                   HEALTH
                                  OPPORTUNITIES  COMPANY   500 INDEX    CAP INDEX  EQUITY INDEX  DYNAMICS   SCIENCES     TOTAL
                                  ---------------------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividend income                     $    541    $     11    $  4,248    $    663    $   --      $   --      $     32    $  60,718
Capital gain distributions             1,008        --           443       5,337        --          --          --         78,488
                                    ---------------------------------------------------------------------------------------------
Total investment income                1,549          11       4,691       6,000        --          --            32      139,206
EXPENSES:
Mortality and expense risk
and administrative charges                79          50         805         144         581          16           2        8,285
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss)           1,470         (39)      3,886       5,856        (581)        (16)         30      130,921
                                    ---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from
shares sold                           (3,462)       (191)    (13,428)        434      (2,780)       (346)       --       (100,072)
Net unrealized depreciation
on investments                        (6,775)     (1,939)    (41,419)     (1,126)    (90,244)     (1,814)         (1)    (377,241)
                                    ---------------------------------------------------------------------------------------------
Net realized and unrealized
(loss) on investments                (10,237)     (2,130)    (54,847)       (692)    (93,024)     (2,160)         (1)    (477,313)
                                    ---------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $ (8,767)   $ (2,169)   $(50,961)   $  5,164    $(93,605)   $ (2,176)   $     29    $(346,392)
                                    =============================================================================================



The accompanying notes are an integral part of these financial statements.



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                           MARKET STREET            SENTINEL VARIABLE PRODUCTS TRUST        ALGER AMERICAN FUND
                                    ---------------------------   -------------------------------------     --------------------
                                     MONEY                        MONEY     COMMON    SMALL    MID CAP
                                     MARKET   MANAGED   BOND      MARKET     STOCK   COMPANY    GROWTH      GROWTH     SMALL CAP
                                     ------   -------   ----      ------     -----   -------    ------      ------     ---------

INVESTMENT INCOME:
Dividend income                     $17,203   $  --     $  --     $ 9,593   $    85   $   436   $   --      $   --      $   --
Capital gain distributions             --        --        --        --        --        --         --          --          --
                                    --------------------------------------------------------------------------------------------
Total investment income              17,203      --        --       9,593        85       436       --          --          --
EXPENSES:
Mortality and expense risk
and administrative charges              974      --        --         159        16      --           43         134          37
                                    --------------------------------------------------------------------------------------------
Net investment income (loss)         16,229      --        --       9,434        69       436        (43)       (134)        (37)
                                    --------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from
shares sold                            --        --        --        --           1       115         95        (161)       (128)
Net unrealized appreciation
(depreciation) on investments          --          31     1,402      --       2,252    20,909     (7,969)    (20,689)     (4,138)
                                    --------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             --          31     1,402      --       2,253    21,024     (7,874)    (20,850)     (4,266)
                                    --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS           $16,229   $    31   $ 1,402   $ 9,434   $ 2,322   $21,460   $ (7,917)   $(20,984)   $ (4,303)
                                    ============================================================================================



The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                        STRONG CAPITAL         VARIABLE  INS         AMERICAN CENTURY      NEUBERGER
                                          MANAGEMENT           PRODUCTS FUND        VARIABLE PORTFOLIOS     BERMAN
                                    ---------------------   --------------------   ---------------------   ---------
                                   OPPORTUNITY                        INVESTMENT              VP INCOME &   PARTNERS
                                      FUND II   GROWTH II   OVERSEAS  GRADE BOND   VP VALUE     GROWTH     PORTFOLIOS
                                      -------   ---------   --------  ----------   --------     ------     ----------

INVESTMENT INCOME:
Dividend income                     $    159    $   --      $   --      $   --     $   --      $    972    $   --
Capital gain distributions              --         2,172        --          --         --          --          --
                                    -------------------------------------------------------------------------------
Total investment income                  159       2,172        --          --         --           972        --
EXPENSES:
Mortality and expense risk
and administrative charges                13          67          13        --           36         477           1
                                    -------------------------------------------------------------------------------
Net investment income (loss)             146       2,105         (13)       --          (36)        495          (1)
                                    -------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized (loss) gain from
shares sold                              (28)        (18)        (27)       --           73          35        --
Net unrealized appreciation
(depreciation) on investments          1,416      (8,334)     (1,348)          9      5,997     (19,835)        149
                                    -------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1,388      (8,352)     (1,375)          9      6,070     (19,800)        149
                                    -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS           $  1,534    $ (6,247)   $ (1,388)   $      9   $  6,034    $(19,305)   $    148
                                    ===============================================================================




The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                            JP MORGAN SERIES TRUST   DEUTSCHE ASSET MANAGEMENT FUND
                                            ----------------------   ------------------------------
                                           INTERNATIONAL   SMALL      EQUITY    SMALL CAP    EAFE
                                           OPPORTUNITIES  COMPANY   500 INDEX    INDEX    EQUITY INDEX  TOTAL
                                           -------------  -------   ---------    -----    ------------  -----


INVESTMENT INCOME:
Dividend income                              $   --      $      8   $      6    $   --     $   --      $ 28,462
Capital gain distributions                        959        --          250         427      6,225      10,033
                                             ------------------------------------------------------------------
Total investment income                           959           8        256         427      6,225      38,495
EXPENSES:
Mortality and expense risk
and administrative charges                         15           5        139        --          186       2,315
                                             ------------------------------------------------------------------
Net investment income                             944           3        117         427      6,039      36,180
                                             ------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from
shares sold                                       (72)       --         (930)       --            8      (1,037)
Net unrealized (depreciation) appreciation
appreciation on investments                    (1,442)      1,350     (4,806)      5,062     (2,469)    (32,453)
                                             ------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                     (1,514)      1,350     (5,736)      5,062     (2,461)    (33,490)
                                             ------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                    $   (570)   $  1,353   $ (5,619)   $  5,489   $  3,578    $  2,690
                                             ==================================================================


The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT -- BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

        FOR THE PERIOD FROM FEBRUARY 12, 1999 THROUGH DECEMBER 31 ,1999


                                               MARKET      AMERICAN
                                               STREET       CENTURY
                                              --------     ---------
                                               MONEY        INCOME &
                                               MARKET        GROWTH      TOTAL
                                               ------        ------      -----

INVESTMENT INCOME:
Dividend income                                $ 2,988      $  --        $ 2,988
Capital gain distributions                        --           --           --
                                               ---------------------------------
Total investment income                          2,988         --          2,988
EXPENSES:
Mortality and expense risk charges                 174         --            174
                                               ---------------------------------
Net investment income                            2,814         --          2,814
                                               ---------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from
shares sold                                       --           --           --
Net unrealized appreciation
on investments                                    --          8,302        8,302
                                               ---------------------------------
Net realized and unrealized
gain on investments                               --          8,302        8,302
                                               ---------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $ 2,814      $ 8,302      $11,116
                                               =================================




   The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                  MARKET STREET                      SENTINEL VARIABLE  PRODUCTS TRUST
                                           --------------------------    --------------------------------------------------------
                                                                            MONEY         COMMON         SMALL           MID CAP
                                              MANAGED         BOND         MARKET          STOCK        COMPANY           GROWTH
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               $       231    $     5,364    $    35,802    $     1,125    $       878    $      (364)
Net realized (loss) gain from
shares sold                                       (104)           145              0           (156)           640        (10,657)
Net unrealized (depreciation)
appreciation on investments                       (277)           (85)             0         (8,141)        28,736        (42,708)
                                           --------------------------------------------------------------------------------------
(Decrease) increase in net assets
resulting from operations                         (150)         5,424         35,802         (7,172)        30,254        (53,729)
                                           --------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                               518         36,127      1,802,187          9,212        105,533         59,616
Transfers between investment
sub-accounts and general account, net             --            7,436       (609,695)          --           17,539         (5,868)
Surrenders and lapses                             (858)        (4,056)        (1,332)          (554)        (7,684)        (3,107)
Contract charges                                   (59)       (11,426)       (59,170)        (1,874)       (16,141)        (9,739)
Miscellaneous                                        4           --           (2,215)          --              177           (406)
                                           --------------------------------------------------------------------------------------
Total net accumulation unit transactions          (395)        28,081      1,129,775          6,784         99,424         40,496
                                           --------------------------------------------------------------------------------------
(Decrease) increase in net assets                 (545)        33,505      1,165,577           (388)       129,678        (13,233)
Net assets, beginning of period                  2,724         88,163        876,974         88,910        468,926        232,969
                                           --------------------------------------------------------------------------------------
Net assets, end of period                  $     2,179    $   121,668    $ 2,042,551    $    88,522    $   598,604    $   219,736
                                           ======================================================================================
UNITS ISSUED AND REDEEMED:
Beginning balance                               150.14       7,654.65     782,717.68       7,872.38      40,003.14      15,339.08
Units issued                                     32.95       2,882.62    1,604,898.25        912.95       9,280.91       5,458.69
Units transferred                                 --           619.13    (540,820.22)          --         1,543.52        (487.22)
Units redeemed                                  (53.49)     (1,289.06)    (55,632.11)       (229.13)     (2,081.14)     (1,100.32)
                                           --------------------------------------------------------------------------------------
Ending balance                                  129.60       9,867.35    1,791,163.60      8,556.21      48,746.43      19,210.22
                                           ======================================================================================








                                                ALGER AMERICAN FUND
                                           --------------------------
                                              GROWTH       SMALL CAP
                                           -----------    -----------

Net investment income (loss)               $    46,740    $      (152)
Net realized (loss) gain from
shares sold                                    (29,234)       (17,590)
Net unrealized (depreciation)
appreciation on investments                    (63,660)       (19,093)
                                           --------------------------
(Decrease) increase in net assets
resulting from operations                      (46,154)       (36,835)
                                           --------------------------
Accumulation unit transactions:
Participant deposits                           126,444         44,200
Transfers between investment
sub-accounts and general account, net           52,968          6,828
Surrenders and lapses                           (2,873)          (734)
Contract charges                               (19,162)        (4,498)
Miscellaneous                                      104            130
                                           --------------------------
Total net accumulation unit transactions       157,481         45,926
                                           --------------------------
(Decrease) increase in net assets              111,327          9,091
Net assets, beginning of period                364,295        124,143
                                           --------------------------
Net assets, end of period                  $   475,622    $   133,234
                                           ==========================
Units Issued and Redeemed:
Beginning balance                             6,045.13       2,697.11
Units issued                                  2,369.99       1,410.36
Units transferred                               961.94         198.70
Units redeemed                                 (398.28)       (148.47)
                                           --------------------------
Ending balance                                8,978.77       4,157.70
                                           ==========================



The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                              STRONG CAPITAL             VARIABLE INS             AMERICAN CENTURY
                                                MANAGEMENT               PRODUCTS FUND           VARIABLE PORTFOLIOS
                                           ----------------------    ----------------------    ----------------------
                                           OPPORTUNITY                            INVESTMENT                VP INCOME &
                                            FUND II     GROWTH II     OVERSEAS    GRADE BOND    VP VALUE      GROWTH
                                           ---------    ---------    ---------    ----------   ---------    ---------

Net investment income (loss)               $  19,621    $    (529)   $   8,151    $     154    $     797    $   2,312
Net realized (loss) gain from
shares sold                                     (421)     (15,091)      (6,590)         (15)       3,816       (3,857)
Net unrealized (depreciation)
appreciation on investments                  (19,430)     (83,898)     (18,487)       1,541       23,201      (30,793)
                                           --------------------------------------------------------------------------
(Decrease) increase in net assets
resulting from operations                       (230)     (99,518)     (16,926)       1,680       27,814      (32,338)
                                           --------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                          22,601       74,097       17,842          482       41,023        4,059
Transfers between investment
sub-accounts and general account, net         44,088          876       15,764       25,920      332,740       19,338
Surrenders and lapses                           --           (838)      (2,024)        --           (932)        --
Contract charges                              (3,243)      (6,079)      (4,836)      (1,213)     (14,457)     (15,359)
Miscellaneous                                     (3)        (282)        (389)        --            147          (21)
                                           --------------------------------------------------------------------------
Total net accumulation unit transactions      63,443       67,774       26,357       25,189      358,521        8,017
                                           --------------------------------------------------------------------------
Increase (decrease) in net assets             63,213      (31,744)       9,431       26,869      386,335      (24,321)
Net assets, beginning of period               70,698      330,384       69,691        3,603      109,004      359,182
                                           --------------------------------------------------------------------------
Net assets, end of period                  $ 133,911    $ 298,640    $  79,122    $  30,472    $ 495,339    $ 334,861
                                           ==========================================================================
Units Issued and Redeemed:
Beginning balance                           2,624.73    13,924.09    34,871.70     2,862.37    13,918.64    50,511.57
Units issued                                  759.97     3,206.82     9,224.75       364.36     5,002.63       614.50
Units transferred                           1,220.47        43.56     8,569.84    20,082.78    39,179.34     2,791.94
Units redeemed                               (109.15)     (358.00)   (2,283.06)     (916.95)   (1,858.72)   (2,328.41)
                                           --------------------------------------------------------------------------
Ending balance                              4,496.02    16,816.47    50,383.23    22,392.56    56,241.89    51,589.60
                                           ==========================================================================

                                            NEUBERGER
                                             BERMAN      DREYFUS
                                           ----------   ----------
                                             PARTNER     SOCIALLY
                                            PORTFOLIO   RESPONSIBLE
                                           ----------   -----------


Net investment income (loss)               $     201    $     (16)
Net realized (loss) gain from
shares sold                                     (928)        (257)
Net unrealized (depreciation)
appreciation on investments                      826       (1,655)
                                           ----------------------
(Decrease) increase in net assets
resulting from operations                         99       (1,928)
                                           ----------------------
Accumulation unit transactions:
Participant deposits                             475        7,470
Transfers between investment
sub-accounts and general account, net          6,344       13,270
Surrenders and lapses                           --           --
Contract charges                                (552)      (1,329)
Miscellaneous                                   --             (1)
                                           ----------------------
Total net accumulation unit transactions       6,267       19,410
                                           ----------------------
Increase (decrease) in net assets              6,366       17,482
Net assets, beginning of period                4,190         --
                                           ----------------------
Net assets, end of period                  $  10,556    $  17,482
                                           ======================
Units Issued and Redeemed:
Beginning balance                             213.25         --
Units issued                                   25.30     2,560.16
Units transferred                             345.53     4,414.76
Units redeemed                                (29.40)     (455.48)
                                           ----------------------
Ending balance                                554.68     6,519.44
                                           ======================



The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                           JP MORGAN SERIES TRUST II            DEUTSCHE ASSET MANAGEMENT FUND
                                           --------------------------    -----------------------------------------
                                           INTERNATIONAL      SMALL         EQUITY         SMALL           EAFE
                                           OPPORTUNITIES     COMPANY       500 INDEX     CAP INDEX     EQUITY INDEX
                                           -------------  -----------    -----------    -----------    -------------
Net investment income (loss)               $     1,470    $       (39)   $     3,886    $     5,856    $      (581)
Net realized (loss) gain from
shares sold                                     (3,462)          (191)       (13,428)           434         (2,780)
Net unrealized (depreciation)
on investments                                  (6,775)        (1,939)       (41,419)        (1,126)       (90,244)
                                           -----------------------------------------------------------------------
(Decrease) increase in net assets
resulting from operations                       (8,767)        (2,169)       (50,961)         5,164        (93,605)
                                           -----------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                            19,659          3,030        139,768         34,084         34,697
Transfers between investment
sub-accounts and general account, net             --             --           30,837          7,436         25,169
Surrenders and lapses                             (812)          (393)       (29,175)        (3,315)        (1,648)
Contract charges                                (3,311)        (1,296)       (30,844)       (11,132)        (9,020)
Miscellaneous                                       88             (2)            (5)            20            121
                                           -----------------------------------------------------------------------
Total net accumulation unit transactions        15,624          1,339        110,581         27,093         49,319
                                           -----------------------------------------------------------------------
Increase (decrease) in net assets                6,857           (830)        59,620         32,257        (44,286)
Net assets, beginning of period                 45,004         28,354        445,185         82,248        373,542
                                           -----------------------------------------------------------------------
Net assets, end of period                  $    51,861    $    27,524    $   504,805    $   114,505    $   329,256
                                           =======================================================================
Units Issued and Redeemed:
Beginning balance                             3,828.92       1,879.42      31,878.83       7,119.73
Units issued                                  1,931.83         234.57      11,160.93       3,240.14
Units transferred                                 --             --         2,467.95         656.97
Units redeemed                                 (407.87)       (123.96)     (3,803.84)     (1,274.63)
                                           --------------------------------------------------------
Ending balance                                5,352.88       1,990.03      41,703.87       9,742.21
                                           ========================================================






                                                    INVESCO VIF
                                           ---------------------------
                                                             HEALTH
                                              DYNAMICS      SCIENCES        TOTAL
                                           ------------   -----------    ------------


Net investment income (loss)               $       (16)   $        30    $   130,921
Net realized (loss) gain from
shares sold                                       (346)          --         (100,072)
Net unrealized (depreciation)
on investments                                  (1,814)            (1)      (377,241)
                                           -----------------------------------------
(Decrease) increase in net assets
resulting from operations                       (2,176)            29       (346,392)
                                           -----------------------------------------
Accumulation unit transactions:
Participant deposits                             7,470          1,581      2,592,175
Transfers between investment
sub-accounts and general account, net           13,270          7,969         12,229
Surrenders and lapses                             --             --          (60,335)
Contract charges                                (1,271)           (15)      (226,026)
Miscellaneous                                       (1)          --           (2,534)
                                           -----------------------------------------
Total net accumulation unit transactions        19,468          9,535      2,315,509
                                           -----------------------------------------
Increase (decrease) in net assets               17,292          9,564      1,969,117
Net assets, beginning of period                   --             --        4,168,189
                                           -----------------------------------------
Net assets, end of period                  $    17,292    $     9,564    $ 6,137,306
                                           =========================================
Units Issued and Redeemed:
Beginning balance                            31,603.72           --             --
Units issued                                  3,774.88       5,478.11         878.95
Units transferred                             2,804.16       9,291.63       4,384.65
Units redeemed                               (1,075.74)       (932.08)         (8.34)
                                           -----------------------------------------
Ending balance                               37,107.02      13,837.65       5,255.26
                                           =========================================



The accompanying notes are an integral part of these financial statements.



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MARKET STREET                         SENTINEL VARIABLE PRODUCTS TRUST
                                           -----------------------------------   -------------------------------------------------
                                              MONEY                                  MONEY       COMMON      SMALL       MID CAP
                                              MARKET      MANAGED      BOND         MARKET        STOCK     COMPANY       GROWTH
                                              ------      -------      ----         ------        -----     -------       ------

Net investment income (loss)               $    16,229    $   --     $    --     $     9,434   $      69   $      436   $      (43)
Net realized gain (loss) from
shares sold                                       --          --          --            --             1          115           95
Net unrealized appreciation
(depreciation) on investments                     --            31       1,402          --         2,252       20,909       (7,969)
Increase (decrease) in net assets
resulting from operations                       16,229          31       1,402         9,434       2,322       21,460       (7,917)
Accumulation unit transactions:
Participant deposits                         3,510,827        --          --          55,761        --          1,133        1,133
Transfers between investment
sub-accounts and general account, net       (3,497,806)      2,693      86,745       822,482      86,632      446,437      242,297
Contract charges                               (29,651)       --          --         (11,623)        (53)         (67)         (55)
Miscellaneous                                      401        --                      16 920           9          (37)      (2,489)
Total net accumulation unit transactions       (16,229)      2,693      86,761       867,540      86,588      447,466      240,886
Increase in net assets                            --         2,724      88,163       876,974      88,910      468,926      232,969
Net assets, beginning of period                   --          --          --            --          --           --           --
Net assets, end of period                  $      --      $  2,724   $  88,163   $   876,974   $  88,910   $  468,926   $  232,969
Units Issued and Redeemed:
Beginning balance                                 --          --          --            --          --           --           --
Units issued                              3,184,720.95        --          --       50,318.28        --          96.89        74.96
Units transferred                        (3,172,909.42)     150.14    7,654.65    742,201.11    7,876.00    39,915.15    15,432.44
Units redeemed                              (11,811.53)       --          --       (9,801.71)      (3.62)       (8.89)     (168.32)
Ending balance                                    --        150.14    7,654.65    782,717.68    7,872.38    40,003.14    15,339.08






                                              ALGER AMERICAN FUND
                                           ---------------------------
                                             GROWTH        SMALL CAP
                                           -----------    ------------
Net investment income (loss)               $      (134)   $       (37)
Net realized gain (loss) from
shares sold                                       (161)          (128)
Net unrealized appreciation
(depreciation) on investments                  (20,689)        (4,138)
Increase (decrease) in net assets
resulting from operations                      (20,984)        (4,303)
Accumulation unit transactions:
Participant deposits                           114,999         58,632
Transfers between investment
sub-accounts and general account, net          272,558         71,115
Contract charges                                (2,973)        (1,451)
Miscellaneous                                      695            150
Total net accumulation unit transactions       385,279        128,446
Increase in net assets                         364,295        124,143
Net assets, beginning of period                   --             --
Net assets, end of period                  $   364,295    $   124,143
Units Issued and Redeemed:
Beginning balance                                 --             --
Units issued                                  1,837.78       1,288.49
Units transferred                             4,242.45       1,437.14
Units redeemed                                  (35.10)        (28.53)
Ending balance                                6,045.13       2,697.11



The accompanying notes are an integral part of these financial statements.



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                              STRONG CAPITAL             VARIABLE INS.          AMERICAN CENTURY        NEUBERGER
                                                MANAGEMENT               PRODUCTS FUND         VARIABLE PORTFOLIOS        BERMAN
                                           ----------------------    ---------------------    ----------------------    ---------
                                           OPPROTUNITY    MID CAP                INVESTMENT               VP INCOME &    PARTNERS
                                             FUND II      GROWTH      OVERSEAS   GRADE BOND    VP VALUE     GROWTH       PORTFOLIO
                                             -------      ------      --------   ----------    --------     ------       ---------

Net investment income (loss)               $     146    $   2,105    $     (13)   $    --     $     (36)   $     495    $      (1)
Net realized (loss) gain from
shares sold                                      (28)         (18)         (27)        --            73           35         --
Net unrealized appreciation
(depreciation) on investments                  1,416       (8,334)      (1,348)           9       5,997      (19,835)         149
                                           --------------------------------------------------------------------------------------
Increase (decrease) in net assets
resulting from operations                      1,534       (6,247)      (1,388)           9       6,034      (19,305)         148
                                           --------------------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                            --         31,349         --           --        57,499      173,053         --
Transfers between investment
sub-accounts and general account, net         69,169      306,017       70,642        3,594      46,996       31,393        4,040
Contract charges                                 (56)        (729)         (53)        --        (1,525)     (10,327)         (16)
Miscellaneous                                     51           (6)         490         --          --           (148)          18
                                           --------------------------------------------------------------------------------------
Total net accumulation unit transactions      69,164      336,631       71,079        3,594     102,970      193,971        4,042
                                           --------------------------------------------------------------------------------------
Increase in net assets                        70,698      330,384       69,691        3,603     109,004      174,666        4,190
Net assets, beginning of period                 --           --           --           --          --        184,516         --
                                           --------------------------------------------------------------------------------------
Net assets, end of period                  $  70,698    $ 330,384    $  69,691    $   3,603   $ 109,004    $ 359,182    $   4,190
                                           ======================================================================================
Units Issued and Redeemed:
Beginning balance                               --           --           --           --          --      23,191.19         --
Units issued                                    --       1,331.64       219.00         --      7,808.23    24,376.36         --
Units transferred                           2,624.73    12,623.68    34,652.70     2,862.37    6,305.14     4,418.28       213.25
Units redeemed                                  --         (31.23)        --           --       (194.73)   (1,474.26)        --
                                           --------------------------------------------------------------------------------------
Ending balance                              2,624.73    13,924.09    34,871.70     2,862.37   13,918.64    50,511.57       213.25
                                           ======================================================================================



   The accompanying notes are an integral part of these financial statements.




      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                              JP MORGAN SERIES TRUST II       DEUTSCHE ASSET MANAGEMENT VIT FUND
                                             --------------------------    ----------------------------------------
                                            INTERNATIONAL     SMALL           EQUITY       SMALL CAP         EAFE
                                            OPPORTUNITIES    COMPANY        500 INDEX        INDEX      EQUITY INDEX      TOTAL
                                            -------------    -------        ---------        -----      ------------      -----

Net investment income                        $       944    $         3    $       117    $       427   $     6,039    $    36,180
Net realized (loss) gain from
shares sold                                          (72)          --             (930)          --               8         (1,037)
Net unrealized (depreciation) appreciation
appreciation on investments                       (1,442)         1,350         (4,806)         5,062        (2,469)       (32,453)
                                             -------------------------------------------------------------------------------------
(Decrease) increase in net assets
resulting from operations                           (570)         1,353         (5,619)         5,489         3,578          2,690
                                             -------------------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                              28,750           --           11,457           --            --        4,044,593
Transfers between investment
sub-accounts and general account, net             17,650         27,101        444,179         76,711       369,023            332)
Contract charges                                    (802)           (62)        (5,078)          --            (186)       (64,707)
Miscellaneous                                        (24)           (38)           246             48         1,127          1,429
                                             -------------------------------------------------------------------------------------
Total net accumulation unit transactions          45,574         27,001        450,804         76,759       369,964      3,980,983
                                             -------------------------------------------------------------------------------------
Increase in net assets                            45,004         28,354        445,185         82,248       373,542      3,983,673
Net assets, beginning of period                     --             --             --             --            --          184,516
                                             -------------------------------------------------------------------------------------
Net assets, end of period                    $    45,004    $    28,354    $   445,185    $    82,248   $   373,542    $ 4,168,189
                                             =====================================================================================
Units Issued and Redeemed:
Beginning balance                                   --             --             --             --            --
Units issued                                    2,397.54           --           828.53          4.00          80.00
Units transferred                               1,501.65       1,886.04      31,399.73      7,115.73      31,523.72
Units redeemed                                    (70.27)         (6.62)       (349.43)         --             --
                                             ----------------------------------------------------------------------
Ending balance                                  3,828.92       1,879.42      31,878.83      7,119.73      31,603.72
                                             ======================================================================



The accompanying notes are an integral part of these financial statements.



      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT -- BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

        FOR THE PERIOD FROM FEBRUARY 12, 1999 THROUGH DECEMBER 31, 1999

                                                MARKET      AMERICAN
                                                STREET       CENTURY
                                                 FUND
                                               ---------    --------
                                                MONEY       INCOME &
                                                MARKET       GROWTH       TOTAL
                                               ---------    --------    ---------

Net investment income                          $   2,814    $    --     $   2,814
Net realized gain from
shares sold                                         --           --          --
Net unrealized appreciation
on investments                                      --          8,302       8,302
Increase in net assets
resulting from operations                          2,814        8,302      11,116
                                               ----------------------------------
Capital transactions:
Participant deposits                             177,053         --       177,053
Transfers between investment
sub-accounts and general account, net           (176,214)     176,214        --
Cost of insurance and administrative charges      (3,653)        --        (3,653)
                                               ----------------------------------
Total capital transactions                        (2,814)     176,214     173,400
                                               ----------------------------------
Increase in net assets                              --        184,516     184,516
Net assets, beginning of period                     --           --          --
                                               ----------------------------------
Net assets, end of period                      $    --      $ 184,516   $ 184,516
                                               ==================================


The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(BENEFIT PROVIDER SEGMENT)
(A Segment within a Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual funds within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The Varitrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Sentinel Variable Products Trust (SVPT), Alger American Fund, Strong Capital Management, Variable Insurance Products Fund ll (VIPF), American Century Variable Portfolios, Neuberger & Berman Advisers Management Trust, Dreyfus, JP Morgan Series Trust II, Deutsche Asset Management Funds, and Invesco VIF. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty three sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, SVPT Money Market Fund, SVPT Common Stock Fund, SVPT Small Company Fund, SVPT Mid Cap Growth, Alger American Growth, Alger American Small Capitalization, Strong Capital Management Opportunity II, Strong Capital Management Growth II, Variable Insurance Products Fund Overseas, Variable Insurance Prods Fund Investment Grade Bond, American Century Value Fund, American Century Income & Growth Fund, Neuberger & Berman Partners Fund, Dreyfus Socially Responsible, JP Morgan International Opportunities, JP Morgan Small Company Fund, Deutsche Asset Management Fund Equity 500 Index, Deutsche Asset Management Fund Small Cap Index, Deutsche Asset Management EAFE Equity Index, Invesco VIF Dynamics Fund, and Invesco VIF Health Sciences Fund. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in, first-out basis (FIFO).

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

Mortality and expense risk charges are deducted daily from each sub-account based on each sub-account's net asset value. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors.

NOTE 4 - INVESTMENTS

The number of shares held and cost for the portfolio at December 31, 2001 is set forth below:

        PORTFOLIO                                       SHARES          COST
        ---------                                       ------          ----
Market Street Fund
  Managed                                                   153      $    2,425
  Bond                                                   11,071         120,351
Sentinel Variable Product Trust
  Money Market                                        2,042,551       2,042,551
  Common Stock                                            9,318          94,411
  Small Company                                          53,115         548,959
  Mid Cap Growth                                         28,611         270,412
Alger American Portfolio
  Growth                                                 12,935         559,972
  Small Capitalization                                    8,050         156,465
Strong Capital Management
  Opportunity II                                          6,885         151,925
  Growth II                                              18,232         390,872
Variable Ins Prods Fund
  Overseas                                                5,700          98,957
  Investment Grade Bond                                   2,359          28,922
American Century Variable Portfolios
  VP Value                                               66,578         466,142
  VP Income & Growth                                     51,836         377,187
Neuberger & Berman Advisors Management
  Trust Partners Portfolio                                  699           9,580
Dreyfus
  Socially Responsible                                      655          19,137
JP Morgan Series Trust ll
  International Opportunities                             5,860          60,077
  Small Company                                           2,082          28,113
Deutsche Asset Management Fund
  Equity 500 Index                                       42,137         551,029
  Small Cap Index                                        10,672         110,569
EAFE Equity Index                                        39,244         421,969
  Invesco VIF Fund
  Dynamics                                                1,379          19,106
  Health Sciences                                           525           9,565
                                                                     ----------
Total                                                                $6,538,696
                                                                     ==========



The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 2001 aggregated the following:

                                                                        Sales
Portfolio                                               Purchases      Proceeds
---------                                               ---------      --------
Market Street Fund
  Managed                                                    757             921
  Bond                                                    50,622          17,177
Sentinel Variable Product Trust
  Money Market                                         7,372,413       6,206,836
  Common Stock                                            10,788           2,879
  Small Company                                          141,724          41,423
  Mid Cap Growth                                          71,287          31,157
Alger American Fund
  Growth                                                 275,467          71,246
  Small Capitalization                                    76,044          30,269
Strong Capital Management
  Opportunity II                                          89,362           6,299
  Growth II                                               96,632          29,387
Variable Ins Prods Fund
  Overseas                                                49,382          14,874
  Investment Grade Bond                                   28,980           3,636
American Century Variable Portfolios
  VP Value                                               391,683          32,364
  VP Income & Growth                                      32,827          22,497
Neuberger Berman Advisors Management
  Trust Partners Portfolio                                10,621           4,153
  Dreyfus
  Socially Responsible                                    20,897           1,504
JP Morgan Series Trust ll
  International Opportunities                             29,331          12,237
  Small Company                                            3,264           1,963
Deutsche Asset Management VIT Fund
  Equity 500 Index                                       200,958          86,492
  Small Cap Index                                         48,007          15,057
  EAFE Equity Index                                       68,786          20,047
Invesco VIF Fund
  Dynamics                                                20,869           1,417
  Health Sciences                                          9,582              17

NOTE 6 -- FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account and the expense ratios, excluding expenses of the underlying funds, and total return for the period ended December 31, 2001 as follows:

                                                                                             RATIO
                                                                                              OF
                                                                                             GROSS
                                                                                   RATIO    INVEST-
                                                                                     OF      MENT
                                                                                   EXPENSES INCOME
                                                                          NET        TO       TO
                                                       BEGINNING ENDING  ASSETS    AVERAGE  AVERAGE
                                                         UNIT    UNIT    AT END      NET     NET      TOTAL
                                               UNITS     VALUE   VALUE   OF YEAR    ASSETS* ASSETS**  RETURN***
                                               -----     -----   -----   -------    ----------------  ---------

Market Street Fund
  Managed                                       129.60   18.14   16.81    2,179      0.20%   4.86%     -7.33%
  Bond                                        9,867.35   11.52   12.33  121,668      0.18%   5.80%      7.03%
Sentinel Variable Product Trust
  Money Market                            1,791,163.60    1.12    1.142,042,551      0.15%   2.80%      1.79%
  Common Stock                                8,556.21   11.29   10.35   88,522      0.20%   1.17%     -8.33%
  Small Company                              48,746.43   11.72   12.28  598,604      0.20%   0.37%      4.78%
  Mid Cap Growth                             19,210.22   15.19   11.44  219,736      0.20%   0.00%    -24.69%
Alger American Fund
  Growth                                      8,978.77   60.26   52.97  475,622      0.18%   0.22%    -12.10%
  Small Capitalization                        4,157.70   46.03   32.05  133,234      0.19%   0.05%    -30.37%
Strong Capital Management
  Opportunity II                              4,496.02   26.94   29.78  133,911      0.19%   0.52%     10.54%
  Growth II                                  16,816.47   23.73   17.76  298,640      0.21%   0.00%    -25.16%
Variable Ins Prods Fund
  Overseas                                   50,383.23    2.00    1.57   79,122      0.20%   4.67%    -21.50%
  Investment Grade Bond                      22,392.56    1.26    1.36   30,472      0.18%   0.82%      8.02%
American Century Variable Portfolios
  VP Value                                   56,242.89    7.83    8.81  495,339      0.16%   0.44%     12.52%
  VP Income & Growth                         51,589.60    7.11    6.49  334,861      0.19%   0.89%     -8.72%
Neuberger Berman Advisors Management
  Trust Partners Portfolio                      554.68   19.65   19.03   10,556      0.19%   0.27%     -3.16%
Dreyfus
  Socially Responsible                        6,519.44    3.17    2.68   17,482      0.16%   0.00%    -15.46%(a)
JP Morgan Series Trust II
  International Opportunities                 5,352.88   11.75    9.69   51,861      0.18%   1.26%    -17.53%
  Small Company                               1,990.03   15.09   13.83   27,524      0.20%   0.04%     -8.35%
Deutsche Asset Management VIT Fund
  Equity 500 Index                           41,703.87   13.96   12.10  504,805      0.19%   1.02%    -13.32%
  Small Cap Index                             9,742.21   11.55   11.75  114,505      0.17%   0.79%      1.73%
  EAFE Equity Index                          37,107.02   11.82    8.87  329,256      0.19%   0.00%    -24.96%
Invesco VIF Fund
  Dynamics                                   13,837.65    1.51    1.25   17,292      0.17%   0.00%    -17.22%(a)
  Health Sciences                             5,255.26    1.80    1.82    9,564      0.08%   1.34%      1.11%(b)


Certain portfolios commenced operations during 2001. These ratios were calculated on a period less than 12 months.
     (a) beginning May 2001
     (b) beginning November 2001

* These ratios represent annualized contract expenses, consisting of mortality expense and administrative fee charges, for the year ended December 31, 2001. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality expense and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year ended December 31, 2001, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


NOTE 7 - LOANS

Policyholders may obtain loans on any business day as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 8 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article VI, Section 2 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

      The Bylaws are filed as Exhibit 1.A.(7) to this Registration Statement.

      Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

      National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION RELATING TO FEES AND CHARGES

      National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.


      The facing sheet.
      The prospectus consisting of 116 pages.
      Undertaking to file reports.(9)
      Rule 484 undertaking.(9)
      Representation relating to fees and charges.(9)
      The signatures.
      Written consents of the following persons:
            (a) D. Russell Morgan, Esq.
            (b) Kiri Parankirinathan, A.S.A., M.A.A.A.
            (c) Sutherland Asbill & Brennan LLP.
            (d) PricewaterhouseCoopers LLP.


      The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

      1.
        A.


         (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.(10)
         (2)     Not Applicable.
         (3)     (a)    Form of Distribution Agreement between National Life
                        Insurance Company and Equity Services, Inc.(4)
                 (b)(1) Form of Equity Services, Inc. Branch Office Supervisor
                        Contract(10)
                 (b)(2) Form of Equity Services, Inc. Registered Representative
                        Contract(10)
                 (c)    Schedule of Sales Commissions.(9)
         (4)     Not Applicable.
         (5)     (a)    Specimen Sentinel Benefit Provider Policy Form (Sex
                        Distinct)(8)
                 (b)    Supplemental Term Insurance Rider(8)
                 (c)    Endorsement for Unisex Policies(8)
         (6)     (a)    Amended and Restated Charter of National Life
                        Insurance Company.(10)
                 (b)    Amended and Restated Bylaws of National Life
                        Insurance Company.(10)
         (7)     Not Applicable.
         (8)     (a)    Form of Participation Agreement by and among Market
                        Street Fund, Inc., National Life Insurance Company and
                        Equity Services, Inc.(3)
                 (a)(2) Form of Amendment No. 2 to Participation Agreement
                        among Market Street Fund, Inc., National Life Insurance
                        Company and 1717 Capital Management Company (formerly
                        PML Securities Company(5)
                 (a)(3) Form of Amendment No. 3 to Participation Agreement
                        among Market Street Fund, Inc., National Life Insurance
                        Company and 1717 Capital Management Company (formerly
                        PML Securities Company) (7)
                 (a)(4) Form of Amendment No. 4 to Participation Agreement
                        among Market Street Fund, Inc., National Life Insurance
                        Company, 1717 Capital Management Company (formerly
                        PML Securities Company) and LSW(9)

                 (b) Form of Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company(3)
                 (b)(2) Form of Amended Schedule A to the Participation
                        Agreement by and among The Alger American Fund,
                        National Life Insurance Company and Fred Alger and Company(6)
                 (b)(3) Form of Amendment No. 2 to the Participation Agreement
                        by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company(7)
                 (b)(4) Form of Amendment No. 3 to the Participation Agreement
                        by and among The Alger American Fund, National Life Insurance Company, Fred Alger and Company and LSW(9)
                 (c) Form of Shareholder Services Agreement by and among National Life Insurance Company and American Century Investment Management, Inc.(5)
                 (e) Form of Participation Agreement by and among National Life Insurance Company and J. P. Morgan Series Trust II(5)
                 (f) Form of Participation Agreement by and among National Life Insurance Company, Neuberger Berman Advisers Managers Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated(5)
                 (g) Form of Participation Agreement by and between BT Insurance Funds Trust, Bankers Trust Company and National Life Insurance Company.
                 (h) (a) Fidelity Participation Agreement between Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) ("VIPF") (11)
                        (b) Amendment No. 1 to VIPF (12)
                        (c) Amendment No. 2 to VIPF (13)
                 (i) (a) Fidelity Participation Agreement between Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) ("VIPFII") (11)
                        (b) Amendment No. 1 to VIPFII (14)
                        (c) Amendment No. 2 to VIPFII (13)
                 (j) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(15 )
                 (k) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (16)
                 (l) Participation Agreement amount National Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc. and Miller Anderson & Sherrerd, LLP (17)
          (9) Master Administration Agreement between McCamish Systems, L.L.C. and National Life of Vermont dated as of April 18,
                 1998. (17)
         (10)(a) Sentinel Benefit Provider Application Form.(8)
         (11) Memorandum describing issuance, transfer and redemption procedures.(9)
      2. Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered.
      3. Not Applicable.
      4. Not Applicable.
      5. Not Applicable.

      6. Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered.
      7. (a)     Consent of PricewaterhouseCoopers LLP.
         (b)     Consent of Sutherland Asbill & Brennan LLP.
      8. Powers of Attorney for Directors.
         A.      Robert E. Boardman (8)
         B.      A. Gary Shilling (8)
         C.      Jeremiah E. Casey
         D.      Thomas H. MacLeay


-----------------------------


(2)Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed on May 5, 1995.

(3)Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.

(4)Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996

(5)Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider filed April 16, 1998)

(6)Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (file No. 333-19583) for National Variable
   Annuity Account II (Sentinel Advantage) filed May 28, 1997.

(7)Incorporated herein by referenced to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-47363 ) for LSW Variable Annuity Account I (RetireMax) filed July 31, 1998.

(8)Incorporated herein by reference to the S-6 Registration Statement (File No. 333-67003) filed on November 9, 1999.

(9)Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account filed February 8, 1999.

(10)Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account filed February 11, 1999.

(11)Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999

(12)Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996

(13)Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.

(14)Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997

(15)Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

(16)Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

(17)Incorporated herein by reference to Post-effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account filed May 1, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.

                                       NATIONAL VARIABLE LIFE
                                       INSURANCE ACCOUNT (Registrant)

                                       By: NATIONAL LIFE INSURANCE COMPANY



Attest:/S/ CHRISTOPHER M. NERONHA           By: /S/ PATRICK E. WELCH
       --------------------------               --------------------
         Christopher M. Neronha                 Patrick E. Welch
         Assistant Secretary                    Chairman, President and
                                                Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.

                                              NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                               (Depositor)


Attest:/S/ CHRISTOPHER M. NERONHA           By: /S/ PATRICK E. WELCH
       --------------------------               --------------------
         Christopher M. Neronha                 Patrick E. Welch
         Assistant Secretary                    Chairman, President and
                                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                                 TITLE                   DATE



/S/ PATRICK E. WELCH             Chairman, President              April 30, 2002
--------------------
Patrick E. Welch                 and Chief Executive Officer



/S/ EDWARD BONACH                Executive Vice President &       April 30, 2002
-----------------
Edward Bonach                    Chief Financial Officer


ROBERT E. BOARDMAN*              Director                         April 30, 2002
------------------
Robert E. Boardman


JEREMIAH E. CASEY*               Director                         April 30, 2002
-----------------
Jeremiah E. Casey

THOMAS H. MACLEAY*               Director                         April 30, 2002
-----------------
Thomas H. MacLeay

A. GARY SHILLING*                Director                         April 30, 2002
----------------
A. Gary Shilling



*By: /S/ PATRICK E. WELCH                                  Date:  April 30, 2002
     --------------------
      Patrick E. Welch
      Pursuant to Power of Attorney

                                 Exhibit Index


2. Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered.

6. Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered.

7.  (a)         Consent of PricewaterhouseCoopers LLP


    (b)         Consent of Sutherland Asbill & Brennan LLP

8.  (d)         Power of Attorney for Director Jeremiah E. Casey

8.  (e)         Power of Attorney for Director Thomas H. MacLeay